UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
600 WEST BROADWAY—30th Floor
SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate U.S. Convertible Fund
Nicholas-Applegate U.S. High Yield Bond Fund
Nicholas-Applegate International Growth Opportunities Fund
Nicholas-Applegate U.S. Emerging Growth Fund
Nicholas-Applegate U.S. Small to Mid Cap Growth Fund
Nicholas-Applegate U.S. Micro Cap Fund
Nicholas-Applegate U.S. Ultra Micro Cap Fund

February [__], 2010

Dear Shareholders:

On behalf of the Board of Trustees of Nicholas-Applegate Institutional Funds, we are pleased to invite you to attend a special meeting of the shareholders of the Nicholas-Applegate U.S. Convertible Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate International Growth Opportunities Fund, Nicholas-Applegate U.S. Emerging Growth Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, Nicholas-Applegate U.S. Micro Cap Fund and Nicholas-Applegate U.S. Ultra Micro Cap Fund (collectively, the "Funds" and each, a "Fund") to be held at 10:00 a.m., Pacific time, on March 19, 2010, at the offices of Nicholas-Applegate Capital Management LLC, 600 West Broadway, 30th Floor, San Diego, California 92101.

As discussed in the enclosed Proxy Statement, at the special meeting, each Fund's shareholders will vote on three separate proposals for their Fund: a proposed reorganization of the Fund, a proposed new investment management agreement and a proposed sub-advisory agreement. The proposed new investment management agreement and sub-advisory agreement would take effect for a Fund immediately prior to its reorganization. As described in the attached Proxy Statement, each proposal for a Fund must be approved by that Fund's shareholders for any of those proposals to take effect. If each proposal is approved for your Fund, you would become a shareholder of a new fund, with new advisory arrangements, but with an investment program substantially identical to your Fund's current program, managed by the same portfolio personnel.

Your vote is important.

After reviewing the proposals, your Board of Trustees unanimously agreed that the proposed reorganizations and the proposed new investment management agreement and sub-advisory agreement are in the best interests of Fund shareholders and voted to approve them, as more fully described in the accompanying Proxy Statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting in person, then please complete, sign, date and mail the enclosed proxy card promptly to avoid the expense of additional mailings or having us telephone you.

Thank you in advance for your participation in this important event.

Sincerely,

Horacio A. Valeiras, CFA
President

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
600 West Broadway—30th Floor
San Diego, California 92101

Nicholas-Applegate U.S. Convertible Fund
Nicholas-Applegate U.S. High Yield Bond Fund
Nicholas-Applegate International Growth Opportunities Fund
Nicholas-Applegate U.S. Emerging Growth Fund
Nicholas-Applegate U.S. Small to Mid Cap Growth Fund
Nicholas-Applegate U.S. Micro Cap Fund
Nicholas-Applegate U.S. Ultra Micro Cap Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
March 19, 2010

To Shareholders:

Notice is hereby given that a joint Special Meeting of Shareholders (the "Meeting") of the Nicholas-Applegate U.S. Convertible Fund ("U.S. Convertible Fund"), Nicholas-Applegate U.S. High Yield Bond Fund ("U.S. High Yield Bond Fund"), Nicholas-Applegate International Growth Opportunities Fund ("International Growth Opportunities Fund"), Nicholas-Applegate U.S. Emerging Growth Fund ("U.S. Emerging Growth Fund"), Nicholas-Applegate U.S. Small to Mid Cap Growth Fund ("U.S. Small to Mid Cap Growth Fund"), Nicholas-Applegate U.S. Micro Cap Fund ("U.S. Micro Cap Fund") and Nicholas-Applegate U.S. Ultra Micro Cap Fund ("U.S. Ultra Micro Cap Fund") (collectively, the "Funds," and each, a "Fund") will be held on March 19, 2010, at 10:00 a.m., Pacific time, at the offices of Nicholas-Applegate Capital Management LLC, 600 West Broadway, 30th Floor, San Diego, California 92101, to consider and act on the proposals noted below and to transact other business that properly comes before the Meeting or any adjournment thereof. Shareholders of each Fund will vote separately on each of the proposals noted below for their Fund.

1. To approve the Agreement and Plan of Reorganization with respect to your Fund, a series of Nicholas-Applegate Institutional Funds (the "Nicholas-Applegate Trust"), providing for the reorganization of your Fund with and into a corresponding series of Allianz Funds Multi-Strategy Trust, as indicated in the table below, and the transactions contemplated thereby, as described in the attached Proxy Statement.

Series of the Nicholas-Applegate Institutional Funds	Corresponding Series of the Allianz Funds Multi-Strategy Trust
U.S. Convertible Fund U.S. High Yield Bond Fund International Growth Opportunities Fund U.S. Emerging Growth Fund U.S. Small to Mid Cap Growth Fund U.S. Micro Cap Fund U.S. Ultra Micro Cap Fund	Allianz NACM Convertible Fund
Allianz NACM High Yield Bond Fund
Allianz NACM International Growth
Opportunities Fund
Allianz NACM Emerging Growth Fund
Allianz NACM Small to Mid Cap Growth Fund
Allianz NACM Micro Cap Fund
Allianz NACM Ultra Micro Cap Fund

2. To approve a new investment management agreement for your Fund between Allianz Global Investors Fund Management LLC ("Allianz Global Fund Management") and Nicholas-Applegate Trust, as described in the attached Proxy Statement.

3. To approve a new sub-advisory agreement for your Fund between Allianz Global Fund Management and Nicholas-Applegate Capital Management LLC, as described in the attached Proxy Statement.

4. To consider and act upon other matters that properly come before the Meeting and any adjournment thereof.

Only shareholders of record at the close of business on January 15, 2010, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

February [__], 2010

By order of the Board of Trustees

Horacio A. Valeiras, CFA
President

YOUR VOTE IS IMPORTANT

AS A SHAREHOLDER OF A FUND, YOU ARE ASKED TO ATTEND THE MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE MEETING, AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
600 WEST BROADWAY—30th Floor
SAN DIEGO, CALIFORNIA 92101

Nicholas-Applegate U.S. Convertible Fund
Nicholas-Applegate U.S. High Yield Bond Fund
Nicholas-Applegate International Growth Opportunities Fund
Nicholas-Applegate U.S. Emerging Growth Fund
Nicholas-Applegate U.S. Small to Mid Cap Growth Fund
Nicholas-Applegate U.S. Micro Cap Fund
Nicholas-Applegate U.S. Ultra Micro Cap Fund

PROXY STATEMENT

This Proxy Statement, which is first being mailed on or about February [__], 2010, is being distributed in connection with the following actions to be voted upon at a joint Special Meeting of Shareholders (the "Meeting") of the Nicholas-Applegate U.S. Convertible Fund ("U.S. Convertible Fund"), Nicholas-Applegate U.S. High Yield Bond Fund ("U.S. High Yield Bond Fund"), Nicholas-Applegate International Growth Opportunities Fund ("International Growth Opportunities Fund"), Nicholas-Applegate U.S. Emerging Growth Fund ("U.S. Emerging Growth Fund"), Nicholas-Applegate U.S. Small to Mid Cap Growth Fund ("U.S. Small to Mid Cap Growth Fund"), Nicholas-Applegate U.S. Micro Cap Fund ("U.S. Micro Cap Fund") and Nicholas-Applegate U.S. Ultra Micro Cap Fund ("U.S. Ultra Micro Cap Fund") (collectively, the "Funds," and each, a "Fund"), each a series of Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the "Nicholas-Applegate Trust"):

(1) To approve the Agreement and Plan of Reorganization with respect to your Fund, providing for its reorganization with and into a corresponding series of Allianz Funds Multi-Strategy Trust (the "Allianz Trust"), as indicated in the table below, and the transactions contemplated thereby:

Series of the Nicholas-Applegate Trust	Corresponding Series of the Allianz Trust
U.S. Convertible Fund U.S. High Yield Bond Fund International Growth Opportunities Fund U.S. Emerging Growth Fund U.S. Small to Mid Cap Growth Fund U.S. Micro Cap Fund U.S. Ultra Micro Cap Fund	Allianz NACM Convertible Fund
Allianz NACM High Yield Bond Fund
Allianz NACM International Growth
Opportunities Fund
Allianz NACM Emerging Growth Fund
Allianz NACM Small to Mid Cap Growth Fund
Allianz NACM Micro Cap Fund
Allianz NACM Ultra Micro Cap Fund

(2) To approve a new investment management agreement for your Fund between Allianz Global Investors Fund Management LLC ("Allianz Global Fund Management") and the Nicholas-Applegate Trust;

(3) To approve a new sub-advisory agreement for your Fund between Allianz Global Fund Management and Nicholas-Applegate Capital Management LLC ("NACM"); and

(4) To consider and act upon other matters that properly come before the Meeting and any adjournment thereof.

Proposals 1, 2 and 3 above are referred to as the "Proposals" in this Proxy Statement. Shareholders of each Fund will vote separately on each of the Proposals for their Fund. The Meeting is scheduled for March 19, 2010. Shareholders of record as of January 15, 2010 (the "Record Date") shall be entitled to notice of, and to vote at, the Meeting.

The Nicholas-Applegate Trust currently offers twelve series of shares, including the Funds, each of which represents a separate investment portfolio. As of the Record Date, the number of outstanding shares of each Fund entitled to vote at the Meeting was as follows:

Fund	Outstanding Shares
U.S. Convertible Fund
Class I	2,839,691.887
Class II	1,589,366.624
Class IV	13,280,581.359
U.S. High Yield Bond Fund
Class I	7,560,602.993
International Growth Opportunities Fund
Class I	2,557,330.160
Class II	528,144.327
Class III	1,401,069.351
U.S. Emerging Growth Fund
Class I	1,482,138.116
Class R	258,245.749
U.S. Small to Mid Cap Growth Fund
Class I	572,383.334
U.S. Micro Cap Fund
Class I	5,276,910.302
U.S. Ultra Micro Cap Fund
Class I	197,311.558

Appendix D sets forth, to the best knowledge of the Nicholas-Applegate Trust, those shareholders of record who owned more than 5% of the outstanding shares of any class of any Fund as of the close of business on the Record Date. Appendix D also sets forth information about the Nicholas-Applegate Trust's Trustees' and officers' ownership of Fund shares as of the close of business at that time.

The Proposals were approved with respect to each Fund or New Series by the Boards of Trustees of the Nicholas-Applegate Trust and the Allianz Trust, as applicable, including a majority of those Trustees who are not "interested persons" (the "Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), at in-person meetings held on November 13, 2009 and December 3, 2009, respectively.

The shareholders of a Fund must also approve each Proposal for their Fund. However, approval of a Proposal for one Fund is not conditioned on the approval of a Proposal by the shareholders of another Fund. Under the Nicholas-Applegate Trust's Amended and Restated Declaration of Trust (the "Nicholas-Applegate Trust Declaration") and the 1940 Act, shareholder approval requires the consent of a majority of outstanding shares of a Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Each Fund shareholder is entitled to one vote for each outstanding whole Fund share in the shareholder's name on the books of the Nicholas-Applegate Trust, and each outstanding fractional share is entitled to a proportionate fractional vote. If approved, it is expected that the Proposals will be implemented effective on or about April 12, 2010.

Financial statements for the Funds are included in the Annual Report of the Nicholas-Applegate Trust for the fiscal year ended November 30, 2009, which has been mailed to shareholders. It is intended that only one copy of this Proxy Statement will be mailed to an address shared by two or more accounts. Shareholders may obtain additional copies of the Annual Report, the most recent Semi-Annual Report or this Proxy Statement free of charge by writing to Nicholas-Applegate Institutional Funds, at the address listed above, or by telephoning 1-800-551-8043.

I. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.

Overview.

Both NACM, the investment adviser to the Nicholas-Applegate Trust, and Allianz Global Fund Management, the investment manager to the Allianz Trust, believe that reorganizing the Funds into the corresponding series of the Allianz Trust would be advantageous to Fund shareholders. Such a restructuring into the mutual fund complex that includes the Allianz Trust would give shareholders exchange privileges among a broader group of funds and is expected to allow certain Funds to market their shares to a broader group of investors, potentially permitting the Funds, as part of the Allianz Trust, to increase their net assets and to realize potential benefits from increased scale. Further, although your Fund's advisory arrangements would change, as described below, your Fund, as part of the Allianz Trust, would have an investment program substantially identical to your current Fund and be managed by the same portfolio personnel. Although total fees and expenses of some Fund's classes may increase in the future as a result of the reorganizations, Allianz Global Fund Management has contractually agreed to waive its management fee and/or reimburse expenses through March 31, 2011 to prevent the net expense ratio of each class of each Fund through March 31, 2011 from exceeding its current net expense ratio (before any "fee offset" arrangements). Separate from the reorganizations described below, it is proposed that other series of the Nicholas-Applegate Trust reorganize into existing mutual funds managed by Allianz Global Fund Management. If these other reorganizations are consummated, another series of the Nicholas-Applegate Trust that is not being reorganized is liquidated, and the reorganizations described in this Proxy Statement are consummated, the Nicholas-Applegate Trust will be terminated.

The Board of Trustees of the Nicholas-Applegate Trust and the Board of Trustees of the Allianz Trust (each, a "Board") have approved the reorganization of the Funds into newly-created corresponding series (each, a "New Series") of the Allianz Trust (each, a "Reorganization") as follows:

Series of the Nicholas-Applegate Trust	Corresponding Series of the Allianz Trust
U.S. Convertible Fund U.S. High Yield Bond Fund International Growth Opportunities Fund U.S. Emerging Growth Fund U.S. Small to Mid Cap Growth Fund U.S. Micro Cap Fund U.S. Ultra Micro Cap Fund	Allianz NACM Convertible Fund
Allianz NACM High Yield Bond Fund
Allianz NACM International Growth
Opportunities Fund
Allianz NACM Emerging Growth Fund
Allianz NACM Small to Mid Cap Growth Fund
Allianz NACM Micro Cap Fund
Allianz NACM Ultra Micro Cap Fund

Each Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization (the "Plan"), which provides for the transfer of all of the assets of each Fund to the corresponding New Series solely in exchange for shares of that New Series and the assumption by that New Series of all of the liabilities of that Fund, as described in more detail below. The completion of these transactions for a Fund will result in (i) shareholders of that Fund becoming shareholders of the corresponding New Series and (ii) the liquidation of the Fund.

Investment Management Arrangements.

Parts II and III of this Proxy Statement relate to the approval of new investment management and sub-advisory arrangements for the Funds. Shareholders of each Fund, voting separately, are being asked to approve new investment management and sub-advisory arrangements for their Fund. Under these arrangements, Allianz Global Fund Management would serve as the Funds' investment manager, and NACM would continue to be responsible for the Funds' day-to-day portfolio management in its new capacity as the Funds' sub-adviser. The investment management arrangements are being proposed separately from the Reorganizations but, if approved, would go into effect for a Fund only if shareholders approve the Reorganization for that Fund, would go into effect immediately before the Reorganization, and would remain in effect only until the Reorganization. The New

Series will have the same agreements so that after the Reorganizations, the investment management arrangements of the New Series would be identical to the Funds' investment management arrangements in effect immediately prior to the Reorganizations.

While the proposed new investment management arrangements for the Funds would align with the arrangements of the New Series, they would differ from the Funds' current arrangements in certain respects. The Funds currently have in place an Investment Advisory Agreement with NACM pursuant to which NACM provides investment advisory services in exchange for an advisory fee, and a separate Administration Agreement with NACM. Pursuant to the Administration Agreement, NACM, in its capacity as administrator, provides or procures administrative services for the Funds, and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, in return for an asset-based annual administrative fee. In contrast, pursuant to the proposed new arrangements, the Funds would obtain essentially the same services pursuant to an Investment Management Agreement with Allianz Global Fund Management pursuant to which Allianz Global Fund Management would provide or procure both advisory and certain administrative services for the Funds. Allianz Global Fund Management would then enter into a separate Sub-Advisory Agreement with NACM pursuant to which NACM would provide day-to-day portfolio management services to the Funds as a sub-adviser. The New Series, unlike the Fund's current arrangements, would not have a separate Administrative Agreement with NACM, but instead would enter into various separate arrangements with third-party service providers, whereby each New Series would pay directly for the third-party administrative services it requires, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The result of the proposed new arrangements is that the Funds, except for U.S. Ultra Micro Cap Fund, would pay a management fee under the new Investment Management Agreement with Allianz Global Fund Management (which covers both advisory and some administrative services) that is higher than the fee they currently pay under their Investment Advisory Agreement with NACM (which covers solely advisory services). U.S. Ultra Micro Cap Fund would have the same management fee under the new Investment Management Agreement. Though the Funds, except for U.S. Ultra Micro Cap Fund, would pay a higher management fee, the Funds would not pay Allianz Global Fund Management an additional fee for administrative services under a separate administration agreement, as is currently the case for the Funds. Instead, each Fund would directly bear its allocable share of third-party administrative services (e.g., audit, custodial, portfolio accounting, legal, transfer agency and printing) directly, which expenses are likely to vary over time, in contrast to the essentially fixed rate the Funds currently pay for these third-party administrative services under their Administration Agreement. As a percentage of net assets, the fees ultimately paid for advisory and administrative (including third-party) services by a class of a New Series may be lower or higher than the fees paid for advisory and administrative (including third-party) services by the corresponding class of a Fund.

After the Reorganizations, Allianz Global Fund Management has contractually agreed to waive its management fee and/or reimburse expenses through March 31, 2011 so that the net expense ratio of each New Series class for that period will not exceed the current net expense ratio (before any "fee offset" arrangements) of the corresponding Fund class. [The net expenses of U.S. Convertible Fund and International Growth Opportunities Fund (except Class III) will be lower than their current expense ratios (before any "fee offset" arrangements). Thus, because of changes in the Funds' expenses other than the management fee and these expense limits, the corresponding New Series class for U.S. Convertible Fund and Class I and Class II of International Growth Opportunities Fund will pay lower net operating expenses through March 31, 2011, while the corresponding New Series class for U.S. High Yield Bond Fund, Class III of International Growth Opportunities Fund, U.S. Emerging Growth Fund, U.S. Small to Mid Cap Growth Fund, U.S. Micro Cap Fund and U.S. Ultra Micro Cap Fund will pay the same net operating expenses through March 31, 2011.] The Funds currently have "fee offset" arrangements in place which reduce the Funds' operating expenses but, with respect to offsets arising from securities lending and interest on overnight cash balances, also cause the Funds to receive less income. The New Series do not intend to have these "fee offset" arrangements. Because the expense limit will be the same (or lower) than the Funds' current expense ratios before consideration of these "fee offset" arrangements, in some cases, the annual net operating expenses of a New Series class, after accounting for the "fee offset" arrangements, may be higher than those of the corresponding Fund class. Please see "Comparison of

Fees and Expenses" below and the footnotes to the comparative fee tables for more information about the "fee offsets."

Allianz NACM Convertible Fund, Allianz NACM High Yield Bond Fund and Allianz NACM International Growth Opportunities Fund each expect to offer an Institutional Class, Administrative Class, Class A, Class C, Class D, Class P and Class R shares. Allianz NACM Emerging Growth Fund expects to offer an Institutional Class and Administrative Class, while Allianz NACM Small to Mid Cap Growth Fund, Allianz NACM Micro Cap Fund and Allianz NACM Ultra Micro Cap Fund each expect to offer only an Institutional Class. Each class will have its own distinct fees and expenses. Set forth under "Description of New Shares" is a table showing the corresponding New Series class shareholders of each Fund class would receive after their Fund's Reorganization.

As noted above, NACM is the investment adviser and administrator to the Funds. If the Proposals described in Parts I, II and III of this Proxy Statement are approved, Allianz Global Fund Management would become the investment manager to the Funds immediately prior to the Reorganizations but would delegate responsibility for the day-to-day portfolio management of the Funds to NACM pursuant to a sub-advisory agreement between Allianz Global Fund Management and NACM. The same arrangements would be in place for the New Series immediately after the Reorganizations.

Terms of the Plan.

Subject to the approval of the majority of a Fund's outstanding voting securities and the satisfaction of certain other conditions, each Reorganization will be consummated pursuant to the Plan. Shareholders of each Fund will vote separately on the Plan with respect to their Fund. The following description of the Plan and the features of the proposed Reorganizations are qualified in their entirety by reference to the text of the Plan, the form of which is set forth in Appendix A to this Proxy Statement. Investors should note that the terms of the Plan may change from the version described herein and attached hereto prior to execution thereof and may be amended after execution thereof in accordance with its terms.

The Plan provides that each Fund will transfer all of its assets to the corresponding New Series in exchange solely for (i) the assumption by the New Series of all the liabilities of the Fund and (ii) the issuance to the Fund of the number of shares of a class of shares of beneficial interest (the "shares") in the New Series (the "New Shares") equal to the number of shares of the corresponding class of shares of the Fund then outstanding (the "Old Shares"), all as of the "Exchange Date" (which is expected to be on April 9, 2010, or such other date and time agreed to by the Nicholas-Applegate Trust and the Allianz Trust (each, a "Trust")). After receipt of the New Shares, the Fund will cause the New Shares to be distributed to its shareholders of record as of the Exchange Date and the Fund will be liquidated. Each shareholder will receive the number of full and fractional New Shares equal to the number of full and fractional Old Shares owned by the shareholder immediately prior to the Fund's Reorganization, with an aggregate net asset value equal to the aggregate net asset value of those Old Shares. The distribution of New Shares will be accomplished by the establishment of accounts on the share records of a New Series in the names of the corresponding Fund's shareholders, with each account being credited with the respective number of full and fractional New Shares issued to such shareholder. Because the Allianz Trust does not expect to issue share certificates with respect to the New Series, shareholders holding certificates for Old Shares, if any, will not be able to exchange those certificates for certificates representing corresponding New Shares.

The closing of the Reorganization of a Fund is subject to the conditions set forth in the Plan, any of which may be waived by the party entitled to its benefits, to the extent permitted by applicable law. Such conditions for each Fund include, among others, the approval of the Plan, and each of Proposals II and III, with respect to the Fund by its shareholders representing a majority of its outstanding voting securities. Subject to the satisfaction or waiver of the other conditions in the Plan, the Reorganizations are expected to be consummated soon after the receipt of the required shareholders' approval. The Plan may be terminated and a Reorganization abandoned at any time, before or after approval by the respective shareholders, prior to the Exchange Date, by mutual consent of the trustees of each Trust. In addition, the Plan may be terminated by a Trust if the other Trust breached any material provision of the Plan.

Investment Policies and Investment Restrictions.

The investment objective, policies and strategies of each New Series will be substantially identical to those currently in place for its corresponding Fund. Each New Series' fundamental investment restrictions are substantially similar, although not identical, to those of the corresponding Fund.

For example:

•  Each Fund has a fundamental investment restriction that prohibits it from investing more than 5% of its total assets in the securities of any one issuer, except that a Fund may invest up to 25% of its total assets without regard to this restriction, or more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer. The New Series are not subject to such a fundamental restriction, although under the 1940 Act's diversification requirements, with respect to 75% of each New Series' assets, it may not purchase more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its total assets in securities of any issuer (not including cash and cash equivalents, government securities (as defined in the 1940 Act) and securities of other investment companies.

•  The Funds are prohibited from investing in other investment companies, except that a Fund may invest (i) all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions, (ii) in compliance with the 1940 Act, or (iii) as part of a merger, consolidation, acquisition or reorganization. The New Series are not subject to such a fundamental investment restriction, although the 1940 Act limits and restricts their investments in other investment companies.

•  U.S. Micro Cap Fund and U.S. Convertible Fund each have a fundamental investment restriction that prohibits short sales, except for short-term credit necessary for the clearance of transactions. The corresponding New Series are not subject to such a fundamental investment restriction.

•  The Funds may not purchase securities on margin (except for initial and variation margin and to obtain short-term credit in connection with the clearance of securities transactions); the New Series are not subject to such a restriction.

•  Each Fund has a fundamental investment restriction that prohibits it from investing more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The New Series are prohibited from doing so under current Securities and Exchange Commission ("SEC") guidance, but are not subject to such a fundamental investment restriction.

•  The Funds have a fundamental investment restriction prohibiting the purchase or writing of options, except for hedging purposes (except for U.S. Ultra Micro Cap Fund and U.S. Small to Mid Cap Growth Fund, which may do so for non-hedging purposes), and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on par options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund's net assets would be hedged; and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund. The New Series are not subject to such a fundamental investment restriction.

•  The Funds may not enter into transactions for the purpose of arbitrage or to invest in commodities or commodity contracts, except that the Funds may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission. The New Series are restricted from purchasing and selling commodities, except that a New Series may purchase, sell or enter into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring the delivery of physical commodities.

•  The Funds are prohibited from borrowing money, except as permitted under the 1940 Act. The New Series may borrow money to the maximum extent permitted by law. A Fund may not pledge or transfer as security from indebtedness any securities that it owns or holds, except to secure borrowings permitted under the 1940 Act, though this restriction shall not prohibit a Fund from engaging in options, futures and non-U.S. currency transactions. The New Series are not subject to such a restriction.

•  Each Fund and New Series is permitted to make loans of its portfolio securities, though a Fund may not make aggregate loans of its portfolio securities in an amount that exceeds 30% of its total assets and a New Series may not make loans of its portfolio securities in excess of SEC guidelines, currently 33-1/3% of the value of the New Series' total assets.

•  The Funds may not purchase the securities of any issuer for the purpose of exercising control or management. The New Series are not subject to such a restriction.

NACM and Allianz Global Fund Management believe that the differences in the fundamental investment restrictions will not cause NACM to manage the New Series' investment portfolios differently from the way it currently manages each corresponding Fund's investment portfolio.

Description of New Shares.

Full and fractional New Shares will be issued to shareholders in accordance with the provisions of the Plan as described above. The New Shares will have characteristics substantially similar to the corresponding Old Shares, except (i) differences in fees and expenses described below under "Comparison of Compensation and Expenses," and (ii) differences arising under the Funds' and New Series' respective organizational documents and jurisdictions of organization, as described below under "Principal Differences Between the Legal Structures of the Allianz Trust and the Nicholas-Applegate Trust." The Old Shares will be exchanged for the following New Shares:

Old Share Classes of the Funds	Corresponding New Share Classes of the New Series
U.S. Convertible Fund(1)	Allianz NACM Convertible Fund

Class I	Class P

Class II	Class P

Class IV	Institutional Class

U.S. High Yield Bond Fund(2)	Allianz NACM High Yield Bond Fund

Class I	Institutional Class

International Growth Opportunities Fund(3)	Allianz NACM International Growth Opportunities Fund

Class I	Class P

Class II	Institutional Class

Class III	Institutional Class

U.S. Emerging Growth Fund(4)	Allianz NACM Emerging Growth Fund

Class I	Institutional Class

Class R	Administrative Class

U.S. Small to Mid Cap Growth Fund(5)	Allianz NACM Small to Mid Cap Growth Fund

Class I	Institutional Class

U.S. Micro Cap Fund(6)	Allianz NACM Micro Cap Fund

Class I	Institutional Class

U.S. Ultra Micro Cap Fund	Allianz NACM Ultra Micro Cap Fund

Class I	Institutional Class

(1)  U.S. Convertible Fund also offers Class III; there are currently no outstanding shares in Class III.

(2)  U.S. High Yield Bond Fund also offers Class II and Class R; there are currently no outstanding shares in Class II or Class R.

(3)  International Growth Opportunities Fund also offers Class IV; there are currently no outstanding shares in Class IV.

(4)  U.S. Emerging Growth Fund also offers Class II; there are currently no outstanding shares in Class II.

(5)  U.S. Small to Mid Cap Growth Fund also offers Class II and Class R; there are currently no outstanding shares in Class II or Class R.

(6)  U.S. Micro Cap Fund also offers Class III; there are currently no outstanding shares in Class III.

Currently, Fund shares may generally be exchanged at net asset value for shares of the same class of any other series of the Nicholas-Applegate Trust. If the Reorganization of a Fund is consummated, its current shareholders, as shareholders of the corresponding New Series, will be able to exchange into a broader range of mutual funds within the Allianz Trust, Allianz Funds and PIMCO Funds family.

Sales Charges and Distribution and/or Service (12b-1) Fees.

Nicholas-Applegate Securities LLC (the "Distributor"), an affiliate of NACM, serves as principal underwriter for shares of the Funds. Allianz Global Investors Distributors LLC ("AGID"), an affiliate of Allianz Global Fund Management, serves as principal underwriter for each series of the Allianz Trust.

Except with respect to Class R shares, the Funds do not pay any sales load or contingent deferred sales charges or distribution or servicing fees. Except with respect to Administrative Class shares (which is the corresponding class for the Class R shares of U.S. Emerging Growth Fund after the Reorganizations), the New Series will not pay any sales load or contingent deferred sales charges or distribution or servicing fees.

The Funds with Class R shares have adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act. U.S. Emerging Growth Fund may pay a fee to the Distributor for its Class R shares in an amount computed at an annual rate of up to 0.25% of the average daily net assets to finance any activity which is principally intended to result in the sale of shares. The schedule of such fees and the basis upon which such fees will be made will be determined from time to time by the Distributor. Over time, these fees will increase the cost of shares and may cost shareholders more than paying other types of sales charges.

Allianz NACM Emerging Growth Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act for its Administrative Class. The distribution plan allows Allianz NACM Emerging Growth Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The distribution plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. Allianz NACM Emerging Growth Fund has also adopted an administrative services plan for its Administrative Class that permits reimbursement for services in connection with the administration of plans or programs that use the Administrative Class as their funding medium and for related expenses. In combination, the distribution plan and administrative services plan permit Allianz NACM Emerging Growth Fund to make total reimbursements at an annual rate of up to 0.25% of its average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each plan with respect to separate assets. Because these fees are paid out of the Allianz NACM Emerging Growth Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

In addition, NACM may make additional payments from its own resources to intermediaries for providing certain services for shareholders and for the maintenance of shareholder accounts. This in no way affects the management fee paid by each Fund. Also, AGID, Allianz Global Fund Management and their affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the New Series with "shelf space," such as a higher profile for the financial firms' financial consultants and their customers, placing the New Series on the financial firms' preferred or recommended fund list, granting access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may pay for the sponsorship of seminars or informational meetings or attendance payments to persons associated with the financial firms at seminars or informational meetings. These additional payments are made at AGID's, Allianz Global Fund Managements' or their affiliates' expense.

Comparison of Fees and Expenses.

The following tables and examples are provided to assist shareholders in understanding and comparing the various costs and expenses of the Funds that would be borne directly or indirectly by shareholders under the Current Management Contracts (defined below under "II. Approval of Proposed Investment Management Agreement") and under the Proposed Investment Management Agreement (defined below under "II. Approval of Proposed Investment Management Agreement"). The tables and examples also show the fees and expenses that will be payable under the New Series' investment management arrangements immediately after the Reorganizations.

Schedule of Fees
(Under both Current Management Contracts and
Proposed Investment Management Agreement for each Fund and New Series)

Shareholder Transaction Expenses	Old Shares	New Shares
Maximum initial sales charge imposed on purchases (as a percentage of offering price at time of purchase)	None	None
Maximum sales charge imposed on reinvested dividends (as a percentage of net asset value at time of purchase)	None	None
Maximum contingent deferred sales charge ("CDSC") (as a percentage of original purchase price)	None	None
Exchange Fee	None	None

U.S. Convertible Fund

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Fund Class I		Fund Class I Pro Forma(1)	New Series Class P Pro Forma(1)	Fund Class II		Fund Class II Pro Forma(1)	New Series Class P Pro Forma(1)	Fund Class IV		Fund Class IV Pro Forma(1)	New Series Institutional Class Pro Forma(1)
Management/Advisory Fee	0.55%		0.57%	0.57%	0.55%		0.57%	0.57%	0.55%		0.57%	0.57%
Distribution (12b-1) fee	None		None	None	None		None	None	None		None	None
Other Expenses(2)	[0.48	]%	0.33%	0.33%	[0.38	]%	0.33%	0.33%	[0.23	]%	0.23%	0.23%
Total Annual Fund Operating Expenses*	[1.03	]%	0.90%	0.90%	[0.93	]%	0.90%	0.90%	[0.78	]%	0.80%	0.80%
Expense Reduction*	N/A		[0.07 ]%	[0.07 ]%	N/A		[0.07 ]%	[0.07 ]%	N/A		[0.07 ]%	[0.07 ]%
Net Fund Operating Expenses*(3)	[1.03	]%	[0.83 ]%	[0.83 ]%	[0.93	]%	[0.83 ]%	[0.83 ]%	[0.78	]%	[0.73 ]%	[0.73 ]%

*  The Fund currently has arrangements with its brokers whereby commissions paid by the Fund are used to reduce Fund expenses and offset fees. Fee offset information for the Fund is estimated, based on information for the current fiscal year. The offset credits generated by the Fund may vary substantially over time depending on, among other variables, the amount of portfolio securities subject to forced conversions. If these expense reductions and fee offsets are taken into account, both the "Total Annual Fund Operating Expenses" and the "Net Fund Operating Expenses" for the Fund would have been as follows: [1.02]% for Class I, [0.92]% for Class II and [0.77]% for Class IV. The New Series is not expected to have any offset arrangement in place.

(1)  Estimated for the fiscal year ending November 30, 2011.

(2)  Other Expenses for the Fund reflect an administrative fee paid by the Fund to NACM of 0.44% for Class I, 0.34% for Class II and 0.19% for Class IV; and [0.04]% in trustees', tax and interest expenses incurred during the most recent fiscal year. Other Expenses for the Fund under its pro forma advisory arrangements and for the New Series would reflect estimated amounts for the Fund's current fiscal year, including expenses relating to the organization of the New Series. In addition, Other Expenses for Class P includes 0.10% attributable to a Service Fee, which is paid to service agents for providing certain services with respect to Class P shares.

(3)  Net Fund Operating Expenses reflects the effect of an Expense Limitation Agreement by Allianz Global Fund Management to waive its management fee and/or reimburse the Fund or New Series for management fees paid under the new advisory agreement to the extent that the Total Annual Fund Operating Expenses for the Fund or New Series, including the payment of organizational and certain other expenses, but excluding extraordinary expenses and certain credits and other expenses, exceed [0.83]% for Class P and [0.73]% for Institutional Class through March 31, 2011 (but not for any subsequent periods). Under the Expense Limitation Agreement, Allianz Global Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limits.

Example: Based on a $10,000 investment in the Fund or the New Series for the time periods indicated, you would pay the following expenses assuming a 5% annual return, whether or not you redeem your shares at the end of each time period.

Share Class*	1 year		3 years		5 years		10 years
Current Expenses—Class I Shares	[$108	]	[$341	]	[$598	]	[$1,360	]
New Series Class P Shares	[$	]	[$	]	[$	]	[$	]
Current Expenses—Class II Shares	[$ 98	]	[$308	]	[$540	]	[$1,228	]
New Series Class P Shares	[$	]	[$	]	[$	]	[$	]
Current Expenses—Class IV Shares	[$ 82	]	[$258	]	[$453	]	[$1,030	]
New Series Institutional Class Shares	[$	]	[$	]	[$	]	[$	]

*  The examples are based on the "Net Fund Operating Expenses" above but do not take into account any offset arrangements that the Fund has with its brokers.

U.S. High Yield Bond Fund

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Fund Class I		Fund Class I Pro Forma(1)	New Series Institutional Class Pro Forma(1)
Management/Advisory Fee	0.40%		0.48%	0.48%
Distribution (12b-1) fee	None		None	None
Other Expenses(2)	[0.24	]%	0.35%	0.35%
Total Annual Fund Operating Expenses	[0.64	]%	0.83%	0.83%
Expense Reduction	N/A		[0.19 ]%	[0.19 ]%
Net Fund Operating Expenses(3)	[0.64	]%	[0.64 ]%	[0.64 ]%

(1)  Estimated for the fiscal year ending November 30, 2011.

(2)  Other Expenses for the Fund reflect an administrative fee paid by the Fund to NACM of 0.20% for Class I; and [0.04]% in trustees', tax and interest expenses incurred during the most recent fiscal year. Other Expenses for the Fund under its pro forma advisory arrangements and for the New Series would reflect estimated amounts for the Fund's current fiscal year, including expenses relating to the organization of the New Series.

(3)  Net Fund Operating Expenses reflects the effect of an Expense Limitation Agreement by Allianz Global Fund Management to waive its management fee and/or reimburse the Fund or New Series for management fees paid under the new advisory agreement to the extent that the Total Annual Fund Operating Expenses for the Fund or New Series, including the payment of organizational and certain other expenses, but excluding extraordinary expenses and certain credits and other expenses, exceed [0.64]% for Institutional Class through March 31, 2011 (but not for any subsequent periods). Under the Expense Limitation Agreement, Allianz Global Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limits.

Example: Based on a $10,000 investment in the Fund or the New Series for the time periods indicated, you would pay the following expenses assuming a 5% annual return, whether or not you redeem your shares at the end of each time period.

Share Class	1 year		3 years		5 years		10 years
Current Expenses—Class I Shares	[$67	]	[$212	]	[$371	]	[$845	]
New Series Institutional Class Shares	[$	]	[$	]	[$	]	[$	]

International Growth Opportunities Fund

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Fund Class I		Fund Class I Pro Forma(1)	New Series Class P Pro Forma(1)	Fund Class II		Fund Class II Pro Forma(1)	New Series Institutional Class Pro Forma(1)	Fund Class III		Fund Class III Pro Forma(1)	New Series Institutional Class Pro Forma(1)
Management/Advisory Fee	0.70%		1.00%	1.00%	0.70%		1.00%	1.00%	0.70%		1.00%	1.00%
Distribution (12b-1) fee	None		None	None	None		None	None	None		None	None
Other Expenses(2)	[0.74	]%	0.47%	0.47%	[0.59	]%	0.37%	0.37%	[0.54	]%	0.37%	0.37%
Total Annual Fund Operating Expenses*	[1.44	]%	1.47%	1.47%	[1.29	]%	1.37%	1.37%	[1.24	]%	1.37%	1.37%
Expense Reduction*	N/A		[0.13 ]%	[0.13 ]%	N/A		[0.13 ]%	[0.13 ]%	N/A		[0.13 ]%	[0.13 ]%
Net Fund Operating Expenses*(3)	[1.44	]%	[1.34 ]%	[1.34 ]%	[1.29	]%	[1.24 ]%	[1.24 ]%	[1.24	]%	[1.24 ]%	[1.24 ]%

*  The Fund currently has arrangements with its brokers whereby commissions paid by the Fund are used to reduce Fund expenses and offset fees. If these expense reductions and fee offsets are taken into account, both the "Total Annual Fund Operating Expenses" and the "Net Fund Operating Expenses" for the Fund would have been as follows: [1.38]% for Class I, [1.19]% for Class II and [1.09]% for Class III. The New Series is not expected to have any offset arrangement in place. [Therefore, the Net Fund Operating Expenses of the New Series classes (taking into account the lack of these offset arrangements) will be greater than those of the Fund for the New Series classes that correspond to Fund Class II and Class III.]

(1)  Estimated for the fiscal year ending November 30, 2011.

(2)  Other Expenses for the Fund reflect an administrative fee paid by the Fund to NACM of 0.69% for Class I, 0.54% for Class II and 0.49% for Class III; and [0.05]% in trustees', tax and interest expenses incurred during the most recent fiscal year. Other Expenses for the Fund under its pro forma advisory arrangements and for the New Series would reflect estimated amounts for the Fund's current fiscal year, including expense relating to the organization of the New Series. In addition, Other Expenses for Class P includes 0.10% attributable to a Service Fee, which is paid to service agents for providing certain services with respect to Class P shares.

(3)  Net Fund Operating Expenses reflects the effect of an Expense Limitation Agreement by Allianz Global Fund Management to waive its management fee and/or reimburse the Fund or New Series for management fees paid under the new advisory agreement to the extent that the Total Annual Fund Operating Expenses for the Fund or New Series, including the payment of organizational and certain other expenses, but excluding extraordinary expenses and certain credits and other expenses, exceed [1.34]% for Class P and [1.24]% for Institutional Class through March 31, 2011 (but not for any subsequent periods). Under the Expense Limitation Agreement, Allianz Global Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limits.

Example: Based on a $10,000 investment in the Fund or the New Series for the time periods indicated, you would pay the following expenses assuming a 5% annual return, whether or not you redeem your shares at the end of each time period.

Share Class*	1 year		3 years		5 years		10 years
Current Expenses—Class I Shares	[$151	]	[$477	]	[$835	]	[$1,902	]
New Series Class P Shares	[$	]	[$	]	[$	]	[$	]
Current Expenses—Class II Shares	[$135	]	[$427	]	[$748	]	[$1,704	]
New Series Institutional Class Shares	[$	]	[$	]	[$	]	[$	]
Current Expenses—Class III Shares	[$130	]	[$410	]	[$719	]	[$1,638	]
New Series Institutional Class Shares	[$	]	[$	]	[$	]	[$	]

*  The examples are based on the "Net Fund Operating Expenses" above but do not take into account any offset arrangements that the Fund has with its brokers.

U.S. Emerging Growth Fund

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Fund Class I		Fund Class I Pro Forma(1)	New Series Institutional Class Pro Forma(1)	Fund Class R		Fund Class R Pro Forma(1)	New Series Administrative Class Pro Forma(1)
Management/Advisory Fee	0.75%		0.90%	0.90%	0.75%		0.90%	0.90%
Distribution (12b-1) fee†	None		None	None	0.25%		0.25%	0.25%
Other Expenses(2)	[0.46	]%	1.07%	1.07%	[0.46	]%	1.07%	1.07%
Total Annual Fund Operating Expenses*	[1.21	]%	1.97%	1.97%	[1.46	]%	2.22%	2.22%
Expense Reduction*	N/A		[0.76 ]%	[0.76 ]%	N/A		[0.76 ]%	[0.76 ]%
Net Fund Operating Expenses*(3)	[1.21	]%	[1.21 ]%	[1.21 ]%	[1.46	]%	[1.46 ]%	[1.46 ]%

*  The Fund currently has arrangements with its brokers whereby commissions paid by the Fund are used to reduce Fund expenses and offset fees. If these expense reductions and fee offsets are taken into account, both the "Total Annual Fund Operating Expenses" and the "Net Fund Operating Expenses" for the Fund would have been as follows: [1.10]% for Class I and [1.35]% for Class R. The New Series is not expected to have any offset arrangement in place. [Therefore, the Net Fund Operating Expenses of the New Series (taking into account the lack of these offset arrangements) will be greater than those of the Fund.]

†  The Fund has adopted a plan under Rule 12b-1 for its Class R that allows the Fund to pay distribution fees for the sale and distribution of its Class R shares. The New Series has also adopted a plan under Rule 12b-1 for its Administrative Class that allows the New Series to pay distribution fees for the sale and distribution of its Administrative Class shares. Because this fee is paid out of the Fund's and New Series' assets on an ongoing basis, over time it will increase the cost of Class R and Administrative Class shareholders' investment and may cost Class R and Administrative Class shareholders more than paying other types of sales charges.

(1)  Estimated for the fiscal year ending November 30, 2011.

(2)  Other Expenses for the Fund reflect an administrative fee paid by the Fund to NACM of 0.41% for Class I and 0.41% for Class R; and [0.05]% in trustees', tax and interest expenses incurred during the most recent fiscal year. Other Expenses for the Fund under its pro forma advisory arrangements and for the New Series would reflect estimated amounts for the Fund's current fiscal year, including expenses relating to the organization of the New Series.

(3)  Net Fund Operating Expenses reflects the effect of an Expense Limitation Agreement by Allianz Global Fund Management to waive its management fee and/or reimburse the Fund or New Series for management fees paid under the new advisory agreement to the extent that the Total Annual Fund Operating Expenses for the

Fund or New Series, including the payment of organizational and certain other expenses, but excluding extraordinary expense and certain credits and other expenses, exceed [1.21]% for Institutional Class and [1.46]% for Administrative Class through March 31, 2011 (but not for any subsequent periods). Under the Expense Limitation Agreement, Allianz Global Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limits.

Example: Based on a $10,000 investment in the Fund or the New Series for the time periods indicated, you would pay the following expenses assuming a 5% annual return, whether or not you redeem your shares at the end of each time period.

Share Class*	1 year		3 years		5 years		10 years
Current Expenses—Class I Shares	[$127	]	[$401	]	[$702	]	[$1,598	]
New Series Institutional Class Shares	[$	]	[$	]	[$	]	[$	]
Current Expenses—Class R Shares	[$153	]	[$483	]	[$847	]	[$1,928	]
New Series Administrative Class Shares	[$	]	[$	]	[$	]	[$	]

*  The examples are based on the "Net Fund Operating Expenses" above but do not take into account any offset arrangements that the Fund has with its brokers.

U.S. Small to Mid Cap Growth Fund

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Fund Class I		Fund Class I Pro Forma(1)	New Series Institutional Class Pro Forma(1)
Management/Advisory Fee	0.50%		0.80%	0.80%
Distribution (12b-1) fee	None		None	None
Other Expenses(2)	[0.47	%]	2.06%	2.06%
Total Annual Fund Operating Expenses*	[0.97	%]	2.86%	2.86%
Expense Reduction*	N/A		[1.89%]	[1.89%]
Net Fund Operating Expenses*(3)	[0.97	%]	[0.97%]	[0.97%]

*  The Fund currently has arrangements with its brokers whereby commissions paid by the Fund are used to reduce Fund expenses and offset fees. If these expense reductions and fee offsets are taken into account, both the "Total Annual Fund Operating Expenses" and the "Net Fund Operating Expenses" for the Fund would have been [0.84]% for Class I. The New Series is not expected to have any offset arrangement in place. [Therefore, the Net Fund Operating Expenses of the New Series (taking into account the lack of these offset arrangements) will be greater than those of the Fund.]

(1)  Estimated for the fiscal year ending November 30, 2011.

(2)  Other Expenses for the Fund reflect an administrative fee paid by the Fund to NACM of 0.40% for Class I; and [0.07]% in trustees', tax and interest expenses incurred during the most recent fiscal year. Other Expenses for the Fund under its pro forma advisory arrangements and for the New Series would reflect estimated amounts for the Fund's current fiscal year, including expenses relating to the organization of the New Series.

(3)  Net Fund Operating Expenses reflects the effect of an Expense Limitation Agreement by Allianz Global Fund Management to waive its management fee and/or reimburse the Fund or New Series for management fees paid under the new advisory agreement to the extent that the Total Annual Fund Operating Expenses for the Fund or New Series, including the payment of organizational and certain other expenses, but excluding extraordinary expenses and certain credits and other expenses, exceed [0.97]% for Institutional Class through March 31, 2011 (but not for any subsequent periods). Under the Expense Limitation Agreement, Allianz Global Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limits.

Example: Based on a $10,000 investment in the Fund or the New Series for the time periods indicated, you would pay the following expenses assuming a 5% annual return, whether or not you redeem your shares at the end of each time period.

Share Class*	1 year		3 years		5 years		10 years
Current Expenses—Class I Shares	[$102	]	[$321	]	[$563	]	[$1,281	]
New Series Institutional Class Shares	[$	]	[$	]	[$	]	[$	]

*  The examples are based on the "Net Fund Operating Expenses" above but do not take into account any offset arrangements that the Fund has with its brokers.

U.S. Micro Cap Fund

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Fund Class I		Fund Class I Pro Forma(1)	New Series Institutional Class Pro Forma(1)
Management/Advisory Fee	1.00%		1.25%	1.25%
Distribution (12b-1) fee	None		None	None
Other Expenses(2)	[0.58	]%	0.41%	0.41%
Total Annual Fund Operating Expenses*	[1.58	]%	1.66%	1.66%
Expense Reduction*	N/A		[0.08 ]%	[0.08 ]%
Net Fund Operating Expenses*(3)	[1.58	]%	[1.58 ]%	[1.58 ]%

*  The Fund currently has arrangements with its brokers whereby commissions paid by the Fund are used to reduce Fund expenses and offset fees. If these expense reductions and fee offsets are taken into account, both the "Total Annual Fund Operating Expenses" and the "Net Fund Operating Expenses" for the Fund would have been [1.46]% for Class I. The New Series is not expected to have any offset arrangement in place. [Therefore, the Net Fund Operating Expenses of the New Series (taking into account the lack of these offset arrangements) will be greater than those of the Fund.]

(1)  Estimated for the fiscal year ending November 30, 2011.

(2)  Other Expenses for the Fund reflect an administrative fee paid by the Fund to NACM of 0.54% for Class I; and [0.04]% in trustees', tax and interest expenses incurred during the most recent fiscal year. Other Expenses for the Fund under its pro forma advisory arrangements and for the New Series would reflect estimated amounts for the Fund's current fiscal year, including expenses relating to the organization of the New Series.

(3)  Net Fund Operating Expenses reflects the effect of an Expense Limitation Agreement by Allianz Global Fund Management to waive its management fee and/or reimburse the Fund or New Series for management fees paid under the new advisory agreement to the extent that the Total Annual Fund Operating Expenses for the Fund or New Series, including the payment of organizational and certain other expenses, but excluding extraordinary expenses and certain credits and other expenses, exceed [1.58]% for Institutional Class through March 31, 2011 (but not for any subsequent periods). Under the Expense Limitation Agreement, Allianz Global Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limits.

Example: Based on a $10,000 investment in the Fund or the New Series for the time periods indicated, you would pay the following expenses assuming a 5% annual return, whether or not you redeem your shares at the end of each time period.

Share Class*	1 year		3 years		5 years		10 years
Current Expenses—Class I Shares	[$166	]	[$523	]	[$917	]	[$2,087	]
New Series Institutional Class Shares	[$	]	[$	]	[$	]	[$	]

*  The examples are based on the "Net Fund Operating Expenses" above but do not take into account any offset arrangements that the Fund has with its brokers.

U.S. Ultra Micro Cap Fund

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Fund Class I		Fund Class I Pro Forma(1)	New Series Institutional Class Pro Forma(1)
Management/Advisory Fee	1.50%		1.50%	1.50%
Distribution (12b-1) fee	None		None	None
Other Expenses(2)	[0.90	]%	4.51%	4.51%
Total Annual Fund Operating Expenses*	[2.40	]%	6.01%	6.01%
Expense Reduction*	N/A		[3.61 ]%	[3.61 ]%
Net Fund Operating Expenses*(3)	[2.40	]%	[2.40 ]%	[2.40 ]%

*  The Fund currently has arrangements with its brokers whereby commissions paid by the Fund are used to reduce Fund expenses and offset fees. If these expense reductions and fee offsets are taken into account, both the "Total Annual Fund Operating Expenses" and the "Net Fund Operating Expenses" for the Fund would have been [2.35]% for Class I. The New Series is not expected to have any offset arrangement in place. [Therefore, the Net Fund Operating Expenses of the New Series (taking into account the lack of these offset arrangements) will be greater than those of the Fund.]

(1)  Estimated for the fiscal year ending November 30, 2011.

(2)  Other Expenses for the Fund reflect an administrative fee paid by the Fund to NACM of 0.73% for Class I; and [0.17]% in trustees', tax and interest expenses incurred during the most recent fiscal year. Other Expenses for the Fund under its pro forma advisory arrangements and for the New Series would reflect estimated amounts for the Fund's current fiscal year, including expenses relating to the organization of the New Series.

(3)  Net Fund Operating Expenses reflects the effect of an Expense Limitation Agreement by Allianz Global Fund Management to waive its management fee and/or reimburse the Fund or New Series for management fees paid under the new advisory agreement, if it is approved, to the extent that the Total Annual Fund Operating Expenses for the Fund or New Series, including the payment of organizational and certain other expenses, but excluding extraordinary expenses and certain credits and other expenses, exceed [2.40]% for Institutional Class through March 31, 2011 (but not for any subsequent periods). Under the Expense Limitation Agreement, Allianz Global Fund Management may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limits.

Example: Based on a $10,000 investment in the Fund or the New Series for the time periods indicated, you would pay the following expenses assuming a 5% annual return, whether or not you redeem your shares at the end of each time period.

Share Class*	1 year		3 years		5 years		10 years
Current Expenses—Class I Shares	[$252	]	[$794	]	[$1,392	]	[$3,170	]
New Series Institutional Class Shares	[$	]	[$	]	[$	]	[$	]

*  The examples are based on the "Net Fund Operating Expenses" above but do not take into account any offset arrangements that the Fund has with its brokers.

Federal Income Tax Consequences.

For federal income tax purposes, the Reorganizations will be tax-free. Accordingly, no gain or loss will be recognized by the Funds or their shareholders as a result of the Reorganizations, and the aggregate tax basis in the New Shares each shareholder receives will be the same as the aggregate tax basis in the shareholder's Old Shares. At any time prior to the consummation of a Reorganization, a shareholder may redeem Fund shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes. Prior to the Reorganizations, each Fund will realign its taxable year with that of the corresponding New Series, which could result in the acceleration of distributions of taxable dividends to Fund shareholders.

As a condition to their obligation to consummate the Reorganizations, each Trust will receive an opinion from K&L Gates LLP ("Counsel") as to the federal income tax consequences mentioned below ("Tax Opinion"). The Tax Opinion will be substantially to the effect that—based on the facts and assumptions stated therein and conditioned on all the representations and warranties made in the Plan and in separate letters addressed to Counsel being true and complete as of the Exchange Date and consummation of each Reorganization in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Counsel has not approved)—for federal income tax purposes, except as noted below, with respect to each Reorganization and the Fund, its shareholders, and the corresponding New Series participating therein: (i) the Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and the New Series and the Fund will each be a "party to a reorganization" (within the meaning of section 368(b) of the Code); (ii) the Fund will recognize no gain or loss on the transfer of its assets to the New Series in exchange solely for New Shares and the New Series' assumption of the Fund's liabilities or on the subsequent distribution of those shares to the shareholders in exchange for their Old Shares, all pursuant to the Plan; (iii) the New Series will recognize no gain or loss on its receipt of those assets in exchange solely for New Shares and its assumption of those liabilities pursuant to the Plan; (iv) the New Series' basis in each such asset will be the same as the Fund's basis therein immediately before the Reorganization, and the New Series' holding period for each such asset will include the Fund's holding period therefor (except where the New Series' investment activities have the effect of reducing or eliminating an asset's holding period); (v) a shareholder will recognize no gain or loss on the exchange of all its Old Shares solely for New Shares pursuant to the Reorganization; (vi) a shareholder's aggregate basis in the New Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Shares it actually or constructively surrenders in exchange for those New Shares, and its holding period for those New Shares will include, in each instance, its holding period for those Old Shares, provided the shareholder holds them as capital assets as of the Exchange Date; and (vii) for purposes of section 381 of the Code, the New Series will be treated just as the Fund would have been treated if there had been no Reorganization; accordingly, the Reorganization will not result in the termination of the Fund's taxable year, the Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by the New Series as if there had been no Reorganization (subject to any applicable conditions and limitations specified in sections 381-384 of the Code and the regulations thereunder), and the part of the Fund's taxable year before the Reorganization will be included in the New Series' taxable year after the Reorganization.

Notwithstanding clauses (ii) and (iv) in the preceding paragraph, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on any Fund, New Series, or shareholder with respect to any transferred asset as to whether any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by the Plan will be as described therein.

The foregoing description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S., and other tax laws.

Basis for the Trustees' Recommendation and Trustees' Considerations.

The Board of Trustees of the Nicholas-Applegate Trust, including a majority of its Independent Trustees, approved the Plan and the Reorganizations at a meeting held on November 13, 2009. The Trustees of the Nicholas-Applegate Trust were represented by counsel independent of NACM and Allianz Global Fund Management throughout their deliberations.

In approving the Plan and the Reorganizations, the Trustees of the Nicholas-Applegate Trust determined that the Funds' participation in the proposed Reorganizations would be in the best interests of the Funds and that the interests of the Funds' shareholders would not be diluted as a result of effecting the Reorganizations. The principal factors considered by the Trustees in recommending that shareholders approve the Plan and the Reorganizations were as follows:

•  The Trustees considered that the Funds have encountered significant distribution problems in their current form and are not likely to continue to be viable at their current asset size.

•  The Trustees considered that the restructuring would allow the expansion of the institutional and retail distribution channels for certain Funds because the New Series would offer additional share classes that the Funds currently do not offer, potentially permitting certain New Series to increase their net assets and realize potential benefits from such increased scale.

•  The Trustees considered the financial resources and stability of Allianz Global Fund Management, and the distribution capabilities and resources of AGID, the New Series' distributor.

•  The Trustees considered that the Reorganizations would give shareholders broader exchange privileges among funds because the New Series will be permitted to exchange into other series of the Allianz Trust, Allianz Funds (an affiliated trust consisting of equity funds) and PIMCO Funds (an affiliated trust consisting primarily of fixed income funds).

•  The Trustees considered that the investment objective, policies and strategies of each Fund are substantially identical to those of the corresponding New Series and that the portfolio of each New Series would be managed by the same NACM personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Fund's portfolio prior to its Reorganization. For these reasons, the Trustees believe that an investment in shares of the New Series would provide shareholders with an investment opportunity substantially identical to that currently afforded by the Funds.

•  The Trustees also took into consideration the various factors related to the proposed new investment management and sub-advisory arrangements for the Funds described in Parts II and III below, including the fees to be paid by the Funds, which are substantially identical to the arrangements that will be adopted by the corresponding New Series.

•  The Trustees also considered that the Funds' fee structure for administrative services would differ after the Reorganizations. The Trustees noted that the Funds currently have a "unitary" administrative fee structure by which NACM, in its capacity as administrator, provides or procures administrative services for the Funds, and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, in return for a fixed annual administrative fee. The Trustees considered that in contrast, after the Reorganizations, the New Series would receive certain of the administrative services they require under their investment management agreement with Allianz Global Fund Management but would directly bear the costs of most third-party administrative services, which costs can be expected to vary over time. However, the Trustees also considered that the New Series would no longer have a separate administrative services agreement or pay a separate administrative fee.

•  The Trustees also considered the total net operating expenses for the New Series. The Trustees noted that Allianz Global Fund Management has agreed to waive its management fee and/or reimburse expenses through March 31, 2011 so that the net expense ratio of each class of each New Series through March 31, 2011 will not exceed the current total expense ratio (before any "fee offset" arrangements) of the corresponding Fund class. [As a result, the corresponding New Series class will have lower net operating expenses than the current net operating expenses for U.S. Convertible Fund and Class I and Class II of International Growth Opportunities Fund, while the corresponding New Series class for U.S. High Yield Bond Fund, Class III of International Growth Opportunities Fund, U.S. Emerging Growth Fund, U.S. Small to Mid Cap Growth Fund, U.S. Micro Cap Fund and U.S. Ultra Micro Cap Fund will have the same net operating expenses before any "fee offset" arrangements.] The Trustees noted that the "fee offset" arrangements in place reduce the Funds' operating expenses but, with respect to offsets arising from securities lending and interest on overnight cash balances, also cause the Funds to receive less income. The Trustees noted that the New Series will not have any such "fee offset" arrangements, and therefore the net operating expenses of some New Series (taking into effect such "fee offset" arrangements) may be higher than those of the corresponding Funds. They noted that these Funds were: [International Growth Opportunities Fund Class II and Class III; U.S. Emerging Growth Fund; U.S. Small to Mid Cap Growth Fund; U.S. Micro Cap Fund; and U.S. Ultra Micro Cap Fund].

•  The Trustees also considered that: (i) Fund shareholders will bear none of the expenses associated with the Reorganizations (other than any brokerage costs, commissions, transfer taxes and similar expenses, and registration fees); and (ii) the Reorganizations will permit Fund shareholders to keep their investment in an open-end mutual fund without recognition of gain or loss for federal income tax purposes.

Principal Differences Between the Legal Structures of the Allianz Trust and the Nicholas-Applegate Trust.

The Allianz Trust is an unincorporated voluntary association with transferable shares organized under the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) subject to the provisions of its Amended and Restated Agreement and Declaration of Trust (the "Allianz Trust Declaration") and its Amended and Restated Bylaws (the "Allianz Bylaws"). The Nicholas-Applegate Trust is a Delaware statutory trust organized under and subject to the Delaware Statutory Trust Act (the "Delaware Act"), the provisions of the Nicholas-Applegate Trust Declaration and its Amended and Restated By-Laws (the "Nicholas-Applegate Bylaws"). Though the Allianz Trust Declaration is governed by Massachusetts law, the Allianz Trust Declaration is not subject to any substantive Massachusetts statutory legal requirements because it is an unincorporated voluntary association. The provisions of the Allianz Trust Declaration and the Allianz Bylaws differ in some respects from those of the Nicholas-Applegate Trust Declaration and the Nicholas-Applegate Bylaws, as interpreted under the Delaware Act. Shareholders may obtain a copy of the Allianz Trust Declaration and the Allianz Bylaws without charge upon written request to the Nicholas-Applegate Trust. Shareholders should note the following principal differences between the Nicholas-Applegate Trust Declaration and Nicholas-Applegate Bylaws and applicable provisions of the Delaware Act, on the one hand, and the Allianz Trust Declaration and Allianz Bylaws and Massachusetts law, on the other hand:

•  Under the Delaware Act, shareholder liability is limited, while under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust although, as described below, the risk of a shareholder of a Massachusetts business trust incurring financial loss from shareholder liability will be limited to circumstances in which the disclaimer of such liability was inoperative and the trust was unable to meet its obligations. See "Shareholder Liability" below.

•  There are no statutory rights to inspect the books and records of the Allianz Trust, while such rights exist with respect to the Nicholas-Applegate Trust. See "Rights of Inspection" below.

•  Shareholders of the Nicholas-Applegate Trust generally have the right to vote with respect to the approval of any merger, consolidation or sale of assets of the Nicholas-Applegate Trust or any series thereof, while shareholders of the Allianz Trust have the right to vote on such transactions only if required by law or if the Trustees of the Allianz Trust determine that such a vote would be necessary or desirable. See "Shareholder Voting Requirements—Generally" below.

These differences and other differences are described in more detail below.

Certain Provisions of the Delaware Act.

Shareholder Liability. The Delaware Act provides that the beneficial owners of a statutory trust are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. The Nicholas-Applegate Trust Declaration and the Nicholas-Applegate Trust Bylaws provide for indemnification by each Fund and hold harmless each shareholder of a Fund from and against any claim or personal liability to which such shareholder becomes subject solely by reason of being or having been a Fund shareholder. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Allianz Trust. However, the Allianz Trust Declaration disclaims shareholder liability for acts or obligations of the Allianz Trust and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the Allianz Trust. Like the Nicholas-Applegate Trust Declaration, the Allianz Trust Declaration provides for indemnification out of the New Series' property for all loss and expense of any shareholder held personally liable for the obligations of the New Series as a result of holding shares of the New Series. Thus, the risk of a New Series shareholder incurring financial loss from shareholder liability will be limited to circumstances in which such disclaimer was inoperative and the New Series was unable to meet its obligations.

Rights of Inspection. Under the Delaware Act, each shareholder of the Nicholas-Applegate Trust has the right to inspect the records of the Nicholas-Applegate Trust to the extent provided for in the Nicholas-Applegate Trust's governing instrument. Under the Nicholas-Applegate Trust Declaration and Nicholas-Applegate Bylaws, holders of the Nicholas-Applegate Trust have the right to inspect the records of the Nicholas-Applegate Trust during normal business hours for any purpose not harmful to the Nicholas-Applegate Trust. Under the Allianz Trust Declaration and Allianz Bylaws, no holder of Allianz Trust shares has a right to inspect any account, book or document of the Allianz Trust except as conferred by law or authorized by the Trustees. As indicated above, the Allianz Trust Declaration is not subject to any substantive Massachusetts statutory legal requirements under Massachusetts law; therefore, there are no statutory rights of inspection with respect to the Allianz Trust.

Trustees' Liability; Indemnification. The Delaware Act limits the liability of a Delaware statutory trust's trustees, beneficial shareholders or other person for monetary damages absent provisions to the contrary in the trust's governing documents. The Nicholas-Applegate Trust Declaration contains no such provisions to the contrary. Under the Nicholas-Applegate Trust Declaration and the Nicholas-Applegate Trust Bylaws, no trustee, officer, employee or agent of the Nicholas-Applegate Trust (when acting in such capacity) is subject to any personal liability to any person other than the Nicholas-Applegate Trust or its beneficial holders in connection with the property or the affairs of the Nicholas-Applegate Trust. Furthermore, no trustee, officer, employee or agent of the Nicholas-Applegate Trust is liable to the Nicholas-Applegate Trust or its beneficial shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Delaware Act also permits a Delaware statutory trust to include in its governing instrument a provision indemnifying any trustee, beneficial owner or other person from and against any and all claims. Under the terms of the Nicholas-Applegate Trust Declaration, the trust shall indemnify and advance expenses to its current and former trustees, officers, employees or agents against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which he or she may be involved by reason of being or having been a trustee, officer, employee or agent of the Nicholas-Applegate Trust. However, the Nicholas-Applegate Trust Declaration also provides that such trustee, officer, employee or agent shall not be entitled to indemnification in any matter as to which they have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of their duties. Furthermore, the Nicholas-Applegate Trust Declaration provides that, as to any matter disposed of by compromise payment, no indemnification for payment or other expense shall be provided unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office by a court or other body approving the settlement or other disposition or by a reasonable determination, based on a review of readily available facts, that he or she did not engage in such conduct by written opinion from independent legal counsel approved by the trustees. The Nicholas-Applegate Trust Declaration further provides that any person entitled to indemnification may satisfy that right solely out of trust property. In addition, the Nicholas-Applegate Trust Declaration permits the Nicholas-Applegate Trust to make advance payments in connection with indemnification, provided that the indemnified party shall have given a written undertaking to reimburse the Nicholas-Applegate Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

The Allianz Trust Declaration provides for indemnification of the Allianz Trust's trustees and officers and the advancement of expenses to indemnitees to the maximum extent permitted under the 1940 Act. The Allianz Trust Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person's action was in or not opposed to the best interest of the Allianz Trust or (b) to be liable to the Allianz Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Under the 1940 Act, directors/trustees or officers may not be indemnified against any liability arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Securities and Exchange Commission has indicated that a registered investment company may advance attorneys' fees or other expenses incurred by directors/trustees or officers in defending a proceeding upon his or her undertaking to repay the advance unless it is ultimately determined that he or she is entitled to indemnification. In addition, either (i) the indemnitee must provide security for such undertaking; (ii) the company must be insured against losses arising from lawful advances; or (iii) a majority of the disinterested non-party directors/trustees (or an independent legal counsel) must determine that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

Distributions. The Nicholas-Applegate Trust is not subject to any substantive Delaware statutory legal requirements with respect to dividends or distributions under Delaware law. However, the Nicholas-Applegate Trust Declaration provides that dividends and distributions to shareholders of a particular series or class may be paid on a pro rata basis, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class, with such frequency as the trustees may determine and only from such of the income and capital gains, accrued or realized, from the trust property belonging to that series or allocable to that class after providing for actual and accrued liabilities. Furthermore, such dividends and distributions may be made in cash or in kind, or a combination thereof. The Allianz Trust Declaration contains substantially similar provisions and the Allianz Trust is not subject to any related substantive Massachusetts statutory legal requirements under Massachusetts law.

Certain Provisions of the Allianz Trust Declaration and Nicholas-Applegate Trust Declaration.

Certain differences between the Allianz Trust Declaration and the Nicholas-Applegate Trust Declaration relating to shareholder voting rights are summarized below:

Shareholder Voting Requirements—Generally. Under the Delaware Act and the Nicholas-Applegate Trust Declaration and Nicholas-Applegate Bylaws, shareholder voting rights with respect to the Nicholas-Applegate Trust are limited to (i) the election of Trustees, (ii) the approval of investment advisory contracts, (iii) the termination of the Nicholas-Applegate Trust, (iv) the approval of any merger, consolidation or sale of assets of the Nicholas-Applegate Trust, or of any series or class thereof, (v) certain matters surrounding the incorporation of the Nicholas-Applegate Trust and (vi) such additional matters relating to the Nicholas-Applegate Trust as may be required by the 1940 Act, the Delaware Act or any other applicable law, and as and when the Trustees may consider necessary or desirable. The Allianz Trust Declaration states that shareholders shall have power to vote as provided for in, and may hold meetings and take actions pursuant to, the provisions of the Allianz Bylaws. The

Allianz Bylaws in turn provide details regarding the matters on which shareholders are entitled to vote, the size of the vote required for approval of each matter and the circumstances in which shareholders may call and hold meetings. Under the Allianz Bylaws, shareholders have the right to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees have been elected by the shareholders, (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act, (iii) with respect to the termination of the Allianz Trust or any series or class of shares (unless termination is effected by written notice from the Trustees), (iv) with respect to amendments to the Allianz Trust Declaration which may adversely affect the rights of shareholders, (v) to the same extent as the shareholders of a Massachusetts business corporation, with respect to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Allianz Trust or its shareholders and (vi) with respect to such additional matters relating to the Allianz Trust as may be required by law, the Allianz Trust Declaration, the Allianz Bylaws or any registration of the Allianz Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Both the Nicholas-Applegate Trust Bylaws and the Allianz Bylaws may be amended by the Trustees without shareholder consent.

The Nicholas-Applegate Trust Declaration provides that the shareholders of all series and all classes shall vote together as a single class; provided, however, that as to any matter (i) with respect to which a separate vote of one or more series or classes thereof is required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of the shareholders of all series and all classes thereof voting together; and (ii) as to any matter which affects only the interests of one or more particular series or classes thereof, only the shareholders of the one or more affected series or class shall be entitled to vote, and each such series or class shall vote as a separate class. Under the Nicholas-Applegate Trust Declaration, shareholders of one-third of the shares of the Nicholas-Applegate Trust (or class or series thereof) constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law. If a quorum is present at a meeting, an affirmative vote by the shareholders holding more than 50% of the shares of the Nicholas-Applegate Trust (or class or series thereof) of the shareholders present constitutes the action of the shareholders, unless otherwise required by the 1940 Act or other applicable law. The Nicholas-Applegate Trust Declaration provides that no amendment may be made thereto which would change any rights with respect to any shareholder's interest in the Nicholas-Applegate Trust by reducing the amount payable upon liquidation, by repealing the limitations on personal liability of any shareholder or trustee, or by diminishing or eliminating any voting rights pertaining thereto, except pursuant to a written certification signed by a majority of the Trustees when authorized by the vote of shareholders holding a majority of the shares (as defined in the 1940 Act) of the Nicholas-Applegate Trust.

Under the Allianz Bylaws, on any matter submitted to a vote of shareholders, all shares entitled to vote are voted by individual series, except when required by law, shares will be voted in the aggregate and not by individual series, or when the Trustees determine that only one or more particular series is affected by a matter under consideration, in which case only affected series vote. The Allianz Bylaws provide that (i) shareholder action, including the election of Trustees, is generally taken by a plurality of votes cast, and (ii) a quorum consists of 30% of the shares entitled to vote. The Allianz Trust Declaration provides that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees of the Allianz Trust when authorized to do so by the vote of a majority of the shares entitled to vote. However, the Allianz Trust Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. Both the Allianz Bylaws and the Nicholas-Applegate Trust Declaration allow for action by written consent of shareholders.

Shareholder Voting Requirements—Extraordinary Actions. Under the Delaware Act, unless otherwise provided for in the governing instrument, a Delaware statutory trust cannot terminate, amend its charter, merge or consolidate unless approved by the affirmative vote of all of the trustees and beneficial owners of the statutory trust. The Nicholas-Applegate Trust Declaration requires the approval of a majority of the Trustees and either (i) an affirmative vote by the shareholders holding (a) more than 67% of the shares of the Nicholas-Applegate Trust (or class or series thereof) present or represented at a shareholders' meeting, provided that shareholders holding more than 50% of the shares of the Nicholas-Applegate Trust are present or represented by proxy at that meeting, or (b) more than 50% of the shares of the Nicholas-Applegate Trust (or class or series thereof), or (ii) in writing without a meeting, consented to by the shareholders of not less than 50% of the shares of the Nicholas-Applegate Trust (or class or series thereof) in order to effect a merger or consolidation or sale of all or substantially all of the assets of the Nicholas-Applegate Trust, or any series or class thereof, as the case may be. The Nicholas-Applegate Trust Declaration provides that the Nicholas-Applegate Trust may be terminated (i) by the affirmative vote of shareholders holding two-thirds of the shares in the Nicholas-Applegate Trust, (ii) by a written certification signed by the majority of the Trustees and consented to by shareholders holding two-thirds of the shares in the Nicholas-Applegate Trust or (iii) by the Trustees upon written notice to the shareholders. The Nicholas-Applegate Trust Declaration provides that it may be amended, except as discussed above under "Shareholder Voting Requirements—Generally," by the written consent or vote of a majority of the Trustees.

Neither the Allianz Trust Declaration nor the Allianz Bylaws require any shareholder vote to approve extraordinary actions of the Allianz Trust. However, under the Allianz Bylaws, shareholders would be entitled to vote on such matters if the Allianz Trust's Trustees deem a shareholder vote to be necessary or desirable. There can be no assurance that the Allianz Trust's Trustees would reach a conclusion that it would be necessary or desirable for shareholders to approve or disapprove a merger where a series of the Allianz Trust was not the survivor in the future or that they would do so in all cases.

The Board of Trustees of the Allianz Trust is composed of different individuals than the Trustees of the Nicholas-Applegate Trust. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the New Series subsequent to the proposed Reorganizations.

Required Shareholder Vote.

Each Fund will vote separately on its proposed Reorganization. Approval of a proposed Reorganization for a Fund is not conditioned on the shareholders of any other Fund also approving their Fund's Reorganization. Approval of the proposed Reorganization for a Fund requires the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. A Fund shareholder objecting to a proposed Reorganization is not entitled under either the Delaware Act or the Nicholas-Applegate Trust Declaration to demand payment for, or an appraisal of, his or her Fund shares if the Reorganization is consummated over his or her objection. Shareholders may, however, redeem their shares at any time prior to a Reorganization. If a Reorganization takes place, shareholders will still be free at any time to redeem their New Shares, for cash at net asset value at the time of such redemption, or to exchange their New Shares for the corresponding class of shares of other funds offered as part of the Allianz Trust, Allianz Funds and PIMCO Funds family (subject to any restrictions set forth in the applicable prospectus), at net asset value at the time of such exchange.

If the proposed Reorganization of a Fund is not approved by its shareholders or is not completed for any other reason, or if its Proposed Investment Management Agreement or its Proposed Sub-Advisory Agreement is not approved by shareholders (as discussed in Parts II and III of this Proxy Statement), the Trustees of the Nicholas-Applegate Trust will consider such alternatives as may be in the best interests of the Fund and its shareholders, including liquidation of that Fund. If the proposed Reorganizations are approved and consummated, and the separate reorganizations of the other series of the Nicholas-Applegate Trust are consummated or the series are liquidated, the Nicholas-Applegate Trust will be terminated.

THE BOARD OF TRUSTEES OF THE NICHOLAS-APPLEGATE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN.

II. APPROVAL OF PROPOSED INVESTMENT MANAGEMENT AGREEMENT.

The Trustees of the Nicholas-Applegate Trust recommend that shareholders of each Fund approve a new Investment Management Agreement (the "Proposed Investment Management Agreement") for each Fund between Allianz Global Fund Management and the Nicholas-Applegate Trust. Each Fund will vote separately on the Proposed Investment Management Agreement for that Fund. The Proposed Investment Management

Agreement would replace each Advisory Agreement currently in effect (the "Current Advisory Agreement") between the Nicholas-Applegate Trust and NACM and would take effect immediately before the closing of the Reorganizations. If a Fund's Proposed Investment Management Agreement is approved, and assuming that the Proposed Sub-Advisory Agreement discussed below in Part III is also approved, that Fund would adopt the same investment management arrangements as are currently in place for the Allianz Trust and which will be in place for the corresponding New Series at the time of and following its Reorganization.

Description of Proposed Investment Management Agreement and Current Advisory Agreement.

The Proposed Investment Management Agreement and Current Advisory Agreement are described below. Because the Proposed Investment Management Agreement will be substantially identical to the New Series' investment management agreement with Allianz Global Fund Management, the description of the Proposed Investment Management Agreement below, which is qualified in its entirety by reference to the form of Proposed Investment Management Agreement attached as Appendix B to this Proxy Statement, is also a description of the New Series' investment management agreement, except that references to the Nicholas-Applegate Trust would refer to the Allianz Trust with respect to the New Series' investment management agreement. Additional information about Allianz Global Fund Management is set forth below under "IV. Other Information."

Proposed Investment Management Agreement.

The Proposed Investment Management Agreement provides that, subject to the general supervision of the Trustees of the Nicholas-Applegate Trust, Allianz Global Fund Management would, either directly or through others engaged by it: (i) furnish continuously an investment program for the Funds and make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities or other investments and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and pay all salaries, fees and expenses of officers and Trustees who are affiliated with Allianz Global Fund Management (unless such salaries, fees and expenses of such officers and Trustees are paid by an affiliate of Allianz Global Fund Management other than a Fund). In the performance of its duties, Allianz Global Fund Management would comply with the provisions of the Nicholas-Applegate Trust Declaration and Nicholas-Applegate Bylaws, each as amended from time to time, and each Fund's stated investment objectives, policies and restrictions.

The Proposed Investment Management Agreement provides that Allianz Global Fund Management may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that Allianz Global Fund Management would be obligated to provide under the agreement. A sub-adviser may in turn retain one or more investment advisers to render advisory services to a Fund. As described more fully in Part III of this Proxy Statement, it is proposed that Allianz Fund Management would retain NACM as sub-adviser to the Funds.

The Proposed Investment Management Agreement provides that, unless sooner terminated in accordance with the agreement, it will continue in effect with respect to each Fund for a period of two years from its effective date and thereafter on an annual basis, provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees of the Nicholas-Applegate Trust and either (a) by the vote of a majority of the Board of Trustees of the Nicholas-Applegate Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. The Proposed Investment Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) by Allianz Global Fund Management. The Proposed Investment Management Agreement may not be materially amended with respect to a Fund without a majority vote of the outstanding voting securities of that Fund (except if such shareholder approval is not required by the 1940 Act), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees of the Nicholas-Applegate Trust.

The Proposed Investment Management Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the Nicholas-Applegate Trust by vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to Allianz Global Fund Management, or by Allianz Global Fund Management at any time, without the payment of any penalty, upon 60 days' written notice to the Nicholas-Applegate Trust.

The Proposed Investment Management Agreement provides that Allianz Global Fund Management shall not be subject to any liability arising out of any services rendered by it under the agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

Current Advisory Agreement.

Pursuant to the Current Advisory Agreement, dated [January 31, 2001], as amended by letter agreement from time to time, NACM currently provides or arranges to provide investment advisory services to the Funds, subject to the control and supervision of the Trustees of the Nicholas-Applegate Trust. The Current Advisory Agreement was last approved by the Board of Trustees of the Nicholas-Applegate Trust, on behalf of the Funds, on November 13, 2009 and was last approved by the Funds' sole initial shareholder as of May 6, 1999 in connection with the commencement of the Funds' operations.

Material Differences between the Proposed Investment Management Agreement and the Current Advisory Agreement.

Except as described below, the Proposed Investment Management Agreement is similar to the Current Advisory Agreement. The material differences are as follows:

(a) Advisory Services and Service Provider. Under the Current Advisory Agreement, NACM is responsible for providing or arranging to provide portfolio management services for the Funds. Under the Current Advisory Agreement, NACM provides portfolio management services itself. Under the Proposed Investment Management Agreement, Allianz Global Fund Management would be responsible for providing or arranging to provide portfolio management services on behalf of the Funds. As discussed in Part III below, it is proposed that Allianz Global Fund Management would retain NACM as sub-adviser to provide day-to-day portfolio management services to the Funds.

(b) Fees. As discussed below under "Comparison of Compensation and Expenses," the management/advisory fees payable under the Proposed Investment Management Agreement and the Current Advisory Agreement will differ.

(c) Retention of Sub-sub-advisers. The Proposed Investment Management Agreement provides for the possible retention of investment advisers by a sub-adviser, which the Current Advisory Agreement does not. It is not currently anticipated that NACM as sub-adviser would retain an investment adviser under the proposed arrangements.

(d) Effective Date. The Proposed Investment Management Agreement will be dated immediately before the Reorganizations.

Comparison of Administrative Service Arrangements.

Each Fund currently pays for the administrative services it requires under what is essentially an "all in" or "unitary" fee structure. Pursuant to the Administration Agreement between NACM and the Nicholas-Applegate Trust (the "Current Administration Agreement"), shareholders of a Fund pay an administrative fee to NACM computed as a percentage of that Fund's assets attributable to each class of shares. NACM, in its capacity as administrator, provides or procures administrative services for the Funds and also bears the costs of most third-party administrative services required by each Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to NACM may exceed the related costs. Generally, the reverse has been true for relatively smaller funds, i.e., costs exceed fees, but this tends to change if the funds grow in asset size. The Funds bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Independent Trustees and their counsel.

The administrative service arrangements under the Proposed Investment Management Agreement and for the New Series will differ from the Funds' current administrative service arrangements described above. Pursuant to the proposed new arrangements, the Funds would obtain essentially the same services pursuant to (i) the Investment Management Agreement with Allianz Global Fund Management (discussed above) pursuant to which Allianz Global Fund Management would provide or procure both advisory and certain administrative services for the Funds and (ii) separate arrangements between the Funds and third-party service providers, whereby each Fund would pay directly for the third-party administrative services it requires, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. These third-party administrative expenses are likely to vary over time (e.g., due to changes in the cost of third-party services and/or changing expense ratios due to increases or declines in a Fund's net assets), in contrast to the essentially fixed fee rate that the Funds currently pay for these administrative services under their Current Administration Agreement.

The Current Advisory Agreement and the Current Administration Agreement are together referred to as the "Current Management Contracts."

Comparison of Compensation and Expenses.

The following compares the compensation payable by the Funds under the Current Advisory Agreement with that payable under the Proposed Investment Management Agreement. Shareholders should note that, because the Proposed Investment Management Agreement would take effect immediately before the Reorganizations and would remain in effect only until the Reorganizations, the compensation to be paid by the Funds under the Proposed Investment Management Agreement, if any, is expected to be nominal.

Management Fees.

The Funds, except for U.S. Ultra Micro Cap Fund, would pay a management fee under the Proposed Investment Management Agreement with Allianz Global Fund Management (which covers both advisory and some administrative services) that is higher than the fee they currently pay under their Investment Advisory Agreement with NACM (which covers solely advisory services). U.S. Ultra Micro Cap Fund would have the same management fee under the Proposed Investment Management Agreement. Though the Funds, except for U.S. Ultra Micro Cap Fund, would pay a higher management fee, the Funds would not pay Allianz Global Fund Management an additional fee for administrative services under a separate Administration Agreement, as is currently the case for the Funds. Instead, each Fund would directly bear its allocable share of third-party administrative services (e.g., audit, custodial, portfolio accounting, legal, transfer agency and printing) directly, which expenses are likely to vary over time, in contrast to the essentially fixed rate the Funds currently pay for these third-party administrative services under their Administration Agreement. As a percentage of net assets, the fees ultimately paid for advisory and administrative (including third-party) services by a class of a New Series may be lower or higher than the fees paid for advisory and administrative (including third-party) services by the corresponding class of a Fund.

The following table sets forth the compensation payable to NACM under the Current Advisory Agreement and to Allianz Global Fund Management under the Proposed Investment Management Agreement. Fees under the agreements are payable at the following annual rates expressed as a percentage of the average daily net asset value of the Funds:

Fund	Fee Under Current Advisory Agreement (As a Percentage of Average Daily Net Assets)	Fee Under Proposed Investment Management Agreement (As a Percentage of Average Daily Net Assets)
U.S. Convertible Fund	0.55%	0.57%
U.S. High Yield Bond Fund	0.40%	0.48%
International Growth Opportunities Fund	0.70%	1.00%
U.S. Emerging Growth Fund	0.75%	0.90%
U.S. Small to Mid Cap Growth Fund	0.50%	0.80%
U.S. Micro Cap Fund	1.00%	1.25%
U.S. Ultra Micro Cap Fund	1.50%	1.50%

The following table sets forth the aggregate fees payable by the Funds to NACM under the Current Advisory Agreement for the fiscal year ended November 30, 2009, the amount of fees that would have been paid for the last fiscal year if the Proposed Investment Management Agreement had been in effect during such period, and the percentage difference between these amounts.

Fund	Fee Under Current Advisory Agreement			Fees that Would Have Been Paid Under Proposed Investment Management Agreement*			Percentage Change (Decrease)
U.S. Convertible Fund	$	[	___]	$	[	___]	$	[	___]
U.S. High Yield Bond Fund	$	[	___]	$	[	___]	$	[	___]
International Growth Opportunities Fund	$	[	___]	$	[	___]	$	[	___]
U.S. Emerging Growth Fund	$	[	___]	$	[	___]	$	[	___]
U.S. Small to Mid Cap Growth Fund	$	[	___]	$	[	___]	$	[	___]
U.S. Micro Cap Fund	$	[	___]	$	[	___]	$	[	___]
U.S. Ultra Micro Cap Fund	$	[	___]	$	[	___]	$	[	___]

*  Includes certain administrative services currently provided by NACM under a separate Administration Agreement with the Funds and not reflected in the table.

Fees and Expenses of the Funds.

For a comparison of the various costs and expenses of the Funds that would be borne directly or indirectly by shareholders under the Current Management Contracts and under the Proposed Investment Management Agreement as well as the fees and expenses that will be payable under the New Series' investment management arrangements, please see "I. Approval of Agreement and Plan of Reorganization—Comparison of Fees and Expenses."

Basis for the Board of Trustees' Recommendation.

The Board of Trustees of the Nicholas-Applegate Trust considered the Proposed Investment Management Agreement and the Proposed Sub-Advisory Agreement (defined below under "III. Approval of Proposed Sub-Advisory Agreement") at a meeting of the Board of Trustees held on November 13, 2009. In approving the Proposed Investment Management Agreement and Proposed Sub-Advisory Agreement, the Board of Trustees of the Nicholas-Applegate Trust, including the Independent Trustees, evaluated information provided by NACM and Allianz Global Fund Management which, in the Trustees' opinion, was reasonably necessary for the Board of Trustees to form a judgment as to whether the Proposed Investment Management Agreement and Proposed Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders. In approving the Proposed Investment Management Agreement and Proposed Sub-Advisory Agreement, the Board of Trustees took into account all factors which they deemed relevant, including the following:

•  The nature, extent and quality of the portfolio management and administrative services furnished by NACM to the Funds and by Allianz Global Fund Management in its current capacity as manager to the Allianz Trust. In this regard, the Trustees considered Allianz Global Fund Management's and NACM's ability to retain and attract capable personnel; that the portfolio management services to be provided pursuant to the Proposed Investment Management Agreement and Proposed Sub-Advisory Agreement would, except as described herein, be provided on terms and conditions substantially similar to those of the Current Advisory Agreement; and that the same NACM personnel who manage the Funds' portfolio under the Current Advisory Agreement would manage the Funds' portfolio under the Proposed Investment Management Agreement and Proposed Sub-Advisory Agreement.

•  The recent investment performance of the Funds.

•  The management fees and other expenses that would be paid by the Funds under the proposed arrangements. The Trustees noted that, as the expense tables under "I. Approval of Agreement and Plan of Reorganization—Comparison of Fees and Expenses" above demonstrate, except for U.S. Ultra Micro

Cap Fund, the management fee rate would be higher under the proposed arrangements. U.S. Ultra Micro Cap Fund would have the same management fee rate under the proposed arrangement. The Trustees also noted that with Allianz Global Fund Management's contractual agreement to waive its management fee and/or reimburse expenses through March 31, 2011, the Funds would pay the same or lower net operating expenses through March 31, 2011 if the Proposed Investment Management Agreements and Proposed Sub-Advisory Agreements are approved. The Trustees noted, however, that under the proposed arrangements, the Funds would no longer benefit from certain "fee offsets" associated with the Current Management Contracts and some classes would pay higher net operating expenses if such "fee offsets" are no longer taken into account, as indicated in the expense tables above.

•  The Trustees noted that, because the Reorganization of a Fund would not occur unless its Proposed Investment Management Agreement and Proposed Sub-Advisory Agreement were also approved, in approving that Fund's Proposed Investment Management Agreement and Proposed Sub-Advisory Agreement, they were in effect also approving the Reorganization. Therefore, in considering the Proposed Investment Management Agreement, the Trustees also considered the factors discussed above under "I. Approval of Agreement and Plan of Reorganization—Basis for the Trustees' Recommendations and Trustees' Considerations."

After considering these and other relevant factors, the Trustees determined that they supported the approval of the Proposed Investment Management Agreement and Proposed Sub-Advisory Agreement.

Required Shareholder Vote.

Each Fund will vote separately on a Proposed Investment Management Agreement for that Fund. Approval of a Proposed Investment Management Agreement for a Fund is not conditioned on the shareholders of any other Fund also approving its Proposed Investment Management Agreement. Approval of a Proposed Investment Management Agreement for a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's outstanding shares are present at the Meeting in person or by proxy.

If the shareholders of a Fund do not approve the Fund's Proposed Investment Management Agreement, or approve the Fund's Proposed Investment Management Agreement but do not approve its Proposed Sub-Advisory Agreement described in Part III of this Proxy Statement, or do not approve the Reorganization of the Fund described in Part I of this Proxy Statement, that Fund's Current Management Contracts will remain in effect and the Trustees would consider other actions to take for that Fund.

THE BOARD OF TRUSTEES OF THE NICHOLAS-APPLEGATE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT.

III. APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT.

The Trustees of the Nicholas-Applegate Trust recommend that the shareholders of each Fund approve a new portfolio management agreement between Allianz Global Fund Management and NACM (the "Proposed Sub-Advisory Agreement") pursuant to which NACM would serve as sub-adviser for the Fund. Each Fund will vote separately on the Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement would take effect immediately before the closing of the Reorganizations. NACM's fees under the Proposed Sub-Advisory Agreement would be paid exclusively by Allianz Global Fund Management and not directly by the Funds or their shareholders.

The Proposed Sub-Advisory Agreement is described below. Because the Proposed Sub-Advisory Agreement will be substantially identical to the New Series' sub-advisory agreement between Allianz Global Fund Management and NACM, the description of the Proposed Sub-Advisory Agreement below, which is qualified in its entirety by reference to the form of Proposed Sub-Advisory Agreement attached as Appendix C to this Proxy Statement, is also a description of the New Series' sub-advisory agreement, except that references to the

Nicholas-Applegate Trust would refer to the Allianz Trust with respect to the New Series' sub-advisory agreement. There currently are no sub-advisory arrangements applicable to the Funds.

Proposed Sub-Advisory Agreement.

The Proposed Sub-Advisory Agreement provides that, subject to the general supervision of the Trustees of the Nicholas-Applegate Trust and Allianz Global Fund Management, NACM shall provide a continuous investment program for the Funds and make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities or other investments. NACM would provide such services in accordance with a Fund's investment objective, investment policies and investment restrictions as stated in the registration statement of the Nicholas-Applegate Trust filed with the Securities and Exchange Commission, as supplemented and amended from time to time.

The Proposed Sub-Advisory Agreement provides that it will, unless sooner terminated in accordance with the agreement, continue in effect with respect to a Fund for a period of two years from its effective date and thereafter on an annual basis with respect to that Fund provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees of the Nicholas-Applegate Trust and either (a) by the vote of a majority of the Board of Trustees of the Nicholas-Applegate Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. The Proposed Sub-Advisory Agreement provides that, with respect to a Fund, it may not be materially amended without a majority vote of the outstanding voting securities of that Fund and that it terminates automatically in the event of its assignment (as defined in the 1940 Act) or if the Proposed Investment Management Agreement of that Fund terminates. The Proposed Sub-Advisory Agreement provides that it may not be materially amended with respect to a Fund without a majority vote of the outstanding voting securities of that Fund (except if such shareholder approval is not required by the 1940 Act), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees of the Nicholas-Applegate Trust.

The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, (a) by the Nicholas-Applegate Trust by vote of a majority of the Board of Trustees, or, with respect to a Fund, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to Allianz Global Fund Management and NACM, (b) by Allianz Global Fund Management upon 60 days' written notice to NACM, or (c) by NACM upon 60 days' written notice to Allianz Global Fund Management.

The Proposed Sub-Advisory Agreement provides that NACM shall not be subject to any liability arising out of any services rendered by it under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

Under the Proposed Sub-Advisory Agreement, a fee is payable to NACM on an annual basis exclusively by Allianz Global Fund Management and not directly by the shareholders of the Funds as follows:

Fund	Fee Under Proposed Sub-Advisory Agreement (As a Percentage of Average Daily Net Assets)
U.S. Convertible Fund	0.37%
U.S. High Yield Bond Fund	0.31%
International Growth Opportunities Fund	0.65%
U.S. Emerging Growth Fund	0.59%
U.S. Small to Mid Cap Growth Fund	0.52%
U.S. Micro Cap Fund	0.81%
U.S. Ultra Micro Cap Fund	0.98%

Basis for the Board of Trustees' Recommendation.

The Trustees considered the Proposed Sub-Advisory Agreement at the same time they considered the Proposed Investment Management Agreement. Please see "II. Approval of Proposed Investment Management

Agreement—Basis for the Board of Trustees' Recommendation" for a discussion of the factors considered by the Board in approving the Proposed Sub-Advisory Agreement.

Required Shareholder Vote.

Each Fund will vote separately on a Proposed Sub-Advisory Agreement for that Fund. Approval of a Proposed Sub-Advisory Agreement for a Fund is not conditioned on the shareholders of any other Fund also approving its Proposed Sub-Advisory Agreement. Approval of a Fund's Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

If the shareholders of a Fund do not approve the Fund's Proposed Sub-Advisory Agreement, or approve the Fund's Proposed Sub-Advisory Agreement but do not approve its Proposed Investment Management Agreement described in Part II of this Proxy Statement or its Reorganization described in Part I, that Fund's Current Management Contracts will remain in effect and the Trustees would consider other actions to take for that Fund.

THE BOARD OF TRUSTEES OF THE NICHOLAS-APPLEGATE TRUST HAS RECOMMENDED THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

IV. OTHER INFORMATION.

The following section provides additional information about the Allianz Trust and certain of its service providers, the Nicholas-Applegate Trust and certain of its service providers, additional information about the Meeting and other information which shareholders may find relevant to their consideration of the Proposals.

The Allianz Trust.

The Allianz Trust is a Massachusetts business trust registered as an investment company under the 1940 Act. The Allianz Trust was organized on January 10, 2008. The principal executive offices of the Allianz Trust are located at 1345 Avenue of the Americas, New York, New York 10105, telephone: 888-852-3922. The Allianz Trust currently offers 17 series with net assets of approximately $[___] million as of December 31, 2009.

The business of the Allianz Trust is managed under the direction of a Board of Trustees (the "Allianz Board of Trustees"). The Trustees and executive officers of the Allianz Trust, their dates of birth, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, New York 10105.

The following Trustees and officers will be responsible for the governance, oversight and management of the Allianz Trust and the New Series:

Name, Address and Date of Birth	Position(s) Held with the Allianz Trust	Principal Occupation(s) During Past 5 Years
Interested Trustee*

John C. Maney** 08/03/1959	Trustee	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

Name, Address and Date of Birth	Position(s) Held with the Allianz Trust	Principal Occupation(s) During Past 5 Years
Independent Trustees*

Paul Belica 09/27/1921	Trustee	Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor 09/17/1934	Trustee	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson 02/03/1945	Trustee	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange.

Hans W. Kertess 07/12/1939	Trustee	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

William B. Ogden, IV 01/11/1945	Trustee	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III 09/04/1941	Trustee	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

*  Independent Trustees" are those Trustees who are not "Interested Persons" (as defined in Section 2(a)(19) of the 1940 Act), and "Interested Trustees" are those Trustees who are "Interested Persons" of the New Series.

**  Mr. Maney is an "interested person" of the New Series due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney's positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC; Member—Board of Directors of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holdings II LLC; and Member-Board of Directors, President and Chief Operating Officers of PFP Holdings, Inc.

Name, Address and Date of Birth	Position(s) Held with the Allianz Trust	Principal Occupation(s) During Past 5 Years*
Officers

E. Blake Moore, Jr. 5/8/1958	President and Chief Executive Officer	Chairman of Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC.; and President and Chief Executive Officer of 45 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC; and Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Thomas J. Fuccillo 3/22/1968	Vice President, Chief Legal Officer and Secretary	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex.

Richard H. Kirk 4/6/1961	Assistant Secretary	Senior Vice President, Allianz Global Investors of America L.P. (since 2004); Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC; and Assistant Secretary of 78 funds in the Fund Complex.

Kathleen A. Chapman 11/11/1964	Assistant Secretary	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); and Assistant Secretary of 78 funds in the Fund Complex. Formerly, Manager—Individual Investor Group Advisory Law, Morgan Stanley (2004-2005).

Lagan Srivastava 9/20/1977	Assistant Secretary	Assistant Secretary of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005).

Lawrence G. Altadonna 3/10/1966	Assistant Treasurer	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; and Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Name, Address and Date of Birth	Position(s) Held with the Allianz Trust	Principal Occupation(s) During Past 5 Years*
Scott Whisten 3/13/1971	Assistant Treasurer	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Youse Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 9/3/1972	Chief Compliance Officer	Senior Vice President and Group Compliance Manager, Allianz Global Investors of America L.P.; and Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Richard J. Cochran 01/23/1961	Assistant Treasurer	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

*  The term "Fund Complex" as used herein includes each series of Allianz Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Allianz Global Investors Managed Accounts Trust, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

Allianz Global Fund Management.

Organized in 2000, Allianz Global Fund Management provides investment management and advisory services to open and closed-end mutual funds. As described in more detail below, Allianz Global Fund Management and its investment management affiliates had approximately $1,049.3 billion in assets under management as of December 31, 2009. Allianz Global Fund Management's address is 1345 Avenue of the Americas, New York, New York 10105.

Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. ("AGI"). AGI was organized as a limited partnership under Delaware law in 1987. AGI's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. ("Allianz of America"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz

SE indirectly holds a controlling interest in AGI. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for AGI, Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE's address is Koeniginstrasse 28, D-80802, Munich, Germany.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, E. Blake Moore, Jr. and John C. Maney are also members of the Management Board. Information relating to Messrs. Moore and Maney is contained above under "Other Information—The Allianz Trust". Unless otherwise indicated, the address of each person listed below is 1345 Avenue of the Americas, New York, New York 10105.

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Marna C. Whittington	Management Board	Ms. Whittington is the Managing Director, Chief Executive Officer and a member of the Executive Committee of Nicholas-Applegate Capital Management LLC, and the Managing Director and Chief Executive Officer of Nicholas-Applegate Securities LLC. She is also Member—Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Management Partners LLC and Member—Executive Committee of Oppenheimer Capital LLC. Ms. Whittington joined Nicholas-Applegate Capital Management in 2001. Ms. Whittington has over 20 years prior management experience, previously with Morgan Stanley Asset Management, as a Managing Director and Chief Operating Officer (from 1995 to 2001) and Miller, Anderson & Sherrerd, as a Managing Partner (from 1984 to 1992).

Barbara R. Claussen	Management Board	Ms. Claussen is Member—Management Board, Managing Director, Chief Operating Officer and Executive Committee of NFJ Investment Group LLC; Member—Management Board of Allianz Global Investors Management Partners LLC; and Executive Committee of Oppenheimer Capital LLC. Ms. Claussen joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2003, her role expanded to include supervision of all administrative, compliance and operational aspects of the firm and in 2005 she was promoted to Chief Operating Officer. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading, including coordinating all trading for more than 15 affiliate banks. She has over 25 years of experience in the investment business.

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Udo Frank	Management Board	Mr. Frank is Managing Director, Global Chief Executive Officer, Co-Chair-Global Executive Committee and Member—Management Committee/Board of Managers of RCM Capital Management LLC; Managing Director, Global Chief Executive Officer, Co-Chair-Global Executive Committee and Member—Management Committee/Board of Managers of RCM US Holdings LLC; and Member—Board of Managers of Caywood-Scholl Capital Management LLC and Allianz Global Investors. Formerly, he was Chief Executive Officer of Equities, Allianz Global Investors.

Allianz Global Fund Management provides investment advisory services to other mutual funds, the investment objective of which might be deemed to be similar to that of a Fund. Information with respect to such other mutual funds is set forth in the table below.

Mutual Fund	Size (in millions)[1]	Compensation (as a percentage of average daily net assets)
Nicholas-Applegate U.S. Emerging Growth Fund

Allianz OCC Opportunity Fund	$252 million	1.05%

Allianz CCM Emerging Companies Fund	$75.5 million	1.55%

Nicholas-Applegate U.S. Small to Mid Cap Growth Fund

Allianz OCC Opportunity Fund	$252 million	1.05%

Nicholas-Applegate U.S. Micro Cap Fund

Allianz CCM Emerging Companies Fund	$75.5 million	1.55%

1  As of [______].

NACM provides subadvisory services to portions of other mutual funds with strategies similar to those used by the Funds, but does not provide investment advisory services to other mutual funds whose investment program, as a whole, corresponds to that of a Fund.

Allianz Global Investors Distributors LLC.

Allianz Global Investors Distributors LLC ("AGID") provides mutual fund distribution services to registered investment companies and is the distributor for the Allianz Trust. AGID is an indirect subsidiary of AGI and an affiliate of Allianz Global Fund Management. AGID, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Custodian.

Pursuant to a custodian agreement, State Street Bank & Trust Co. ("State Street"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of all funds of the Allianz Trust, including foreign securities. Under the custodian agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Allianz Trust's Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Adviser/Sub-Adviser Relationship.

Prior to the Reorganizations, the initial shareholder of the New Series will approve a proposal permitting Allianz Global Fund Management to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the New Series without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order granted by the Securities and Exchange Commission (the "Exemptive Order") with respect to certain other open-end funds within the Allianz family of funds. One of the conditions requires the Board of Trustees to approve any such agreement. Currently, the Exemptive Order does not apply to the Allianz Trust. However, Allianz Trust and Allianz Global Fund Management may seek further exemptive or no-action relief in order to permit the Allianz Trust to rely on the terms of the Exemptive Order. If the Allianz Trust becomes able to rely on the terms of the Exemptive Order, subject to the ultimate responsibility of the Allianz Trust's Board of Trustees, Allianz Global Fund Management would have responsibility to oversee any sub-advisers and to recommend their hiring, termination and replacement.

NACM.

NACM currently serves as the investment adviser to the Nicholas-Applegate Trust and the Funds, and is proposed to serve as sub-adviser to the New Series. NACM is an investment management firm organized as a Delaware limited liability company (formerly a California limited partnership). Founded in 1984, as of December 31, 2009, NACM managed approximately $9.9 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. NACM is located at 600 West Broadway, San Diego, California 92101.

NACM is a wholly-owned subsidiary of Nicholas-Applegate Holdings LLC ("NACM Holdings"). NACM Holdings is a wholly-owned subsidiary of Allianz Global Investors Management Partners LLC ("AGI Management Partners"), which in turn is a wholly-owned subsidiary of AGI.

The following table lists information regarding the principal executive officers and functional equivalents of directors of NACM. The address of each person listed below is 600 West Broadway, San Diego, California 92101.

Name and Address	Position with NACM	Principal Occupation
Horacio A. Valeiras	Managing Director; Chief Investment Officer and Executive Committee Member	Position with NACM

Marna C. Whittington, Ph.D.	Managing Director; Chief Executive Officer; Executive Committee Member	Position with NACM; Chief Operating Officer of Allianz Global Investors and Chief Executive Officer of AGI Management Partners

Douglas G. Forsyth	Managing Director; Portfolio Manager Income and Growth Strategies; Executive Committee Member	Position with NACM

John C. McCraw	Managing Director; Portfolio Manager U.S. Micro/Emerging Growth; Executive Committee Member	Position with NACM

Charles H. Field, Jr.	Managing Director; General Counsel	Position with NACM

Michael J. Puntoriero	Chief Financial Officer	Position with NACM

Deborah A. Wussow-Hammalian	Senior Vice President; Chief Compliance Officer	Position with NACM

Katherine A. Rich	Managing Director, Head of Client Service and Marketing and Executive Committee Member	Position with NACM

Certain Trustees and Officers of the Nicholas-Applegate Trust.

The names of each officer and Trustee of the Nicholas-Applegate Trust (and his or her position with the Nicholas-Applegate Trust) who is an officer, employee, trustee, general partner or shareholder of NACM are: Horacio A. Valeiras (President), Charles H. Field (Secretary and Chief Compliance Officer) and Deborah A. Wussow-Hammalian (Treasurer and Assistant Secretary).

By virtue of their respective positions with NACM, each of these persons may be deemed to have a substantial interest in the matters set forth in Parts I, II and III of this Proxy Statement.

Nicholas Applegate Securities LLC.

Nicholas Applegate Securities LLC ("NAS" or the "Distributor") is the principal underwriter and distributor for the Nicholas-Applegate Trust and, in such capacity, is responsible for distributing shares of the Funds. NAS is a Delaware limited liability company (formerly a California limited partnership) organized in 1992 to distribute shares of registered investment companies. NAS is located at 600 West Broadway, 29th Floor, San Diego, California 92101.

NAS does not act as a principal underwriter, depositor or investment adviser to any investment company other than the Nicholas-Applegate Trust. NAS is a wholly owned subsidiary of NACM Holdings and an affiliate of the Funds' investment adviser.

Litigation Involving Related Entities of the Allianz Trust.

In September 2004, Allianz Global Fund Management, PEA Capital LLC ("PEA") and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in Allianz Trust and advised by [Allianz Global Fund Management]. PEA, AGID and AGI reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Funds or the New Series. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global Fund Management, AGID and certain of their affiliates and employees, certain affiliated investment companies, and certain current and former trustees of the above-referenced Allianz funds have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Allianz Mutual Fund redemptions or other adverse consequences to the Allianz Trust. However, Allianz Global Fund Management and AGID believe that these matters are not likely to have a material adverse effect on the Allianz Trust or on Allianz Global Fund Management's or AGID's ability to perform their respective investment advisory or distribution services relating to the Allianz Trust.

Brown Brothers Harriman & Co., Private Bankers ("BBH").

BBH is the Custodian, Fund Accounting and Administrator Agent for the Nicholas-Applegate Trust. BBH is a New York limited partnership established in 1818, whose principal offices are located at 40 Water Street, Boston, Massachusetts 02109.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, presently serves as the independent registered public accounting firm for each series of the Allianz Trust, including the New Series. PricewaterhouseCoopers LLP, 350 South Grand Avenue, 49th Floor, Los Angeles, California 90071, presently serves as the independent registered public accounting firm for each series of the Nicholas-Applegate Trust, including the Funds. Fund shareholders are not being asked to approve or ratify the selection of independent registered public accounting firms.

Investment Decisions.

Investment decisions for the Funds and the New Series and for other investment advisory clients of NACM and its affiliates are made with a view to achieving the client's investment objectives. Although NACM is affiliated with Allianz Global Fund Management and its other subsidiaries, NACM is expected to operate independently in providing services to its respective clients. Investment decisions made by NACM are the product of many factors in addition to basic suitability for the particular clients involved. Thus, for example, a particular security may be bought or sold for certain clients of NACM, even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of NACM is equitable to each client and in accordance with the total amount of such security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services.

NACM orders for the purchase and sale of portfolio securities, options and futures contracts will effect the Funds or the New Series through a substantial number of brokers and dealers. In so doing, NACM intends to use its best efforts to obtain for the Funds and the New Series the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, NACM, having in mind the Funds' and the New Series' best interests, considers all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

NACM will place orders for the purchase and sale of portfolio investments for the Funds' and the New Series' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds and the New Series, NACM will seek the best price and execution of the Funds' and the New Series' orders. Although a Fund or New Series may use a broker-dealer that sells shares to effect transactions for its portfolio, the Funds, New Series and NACM will not consider the sale of Fund or New Series shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together "services") from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, NACM may receive services from many of the broker-dealers with which NACM may place a Fund's or New Series' portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. The advisory fees paid by the Funds and the New Series are not reduced because NACM receives such services even though the receipt of such services relieves NACM from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by NACM to place a Fund's or New Series' portfolio transactions may be useful to NACM in providing services to NACM's other clients, although not all of these services may be necessarily useful and of value to

NACM in managing the Funds or the New Series. Conversely, research and brokerage services provided to NACM by broker-dealers in connection with trades executed on behalf of other clients of NACM may be useful to NACM in managing the Funds or the New Series, although not all of these services may be necessarily useful and of value to NACM in managing such other clients.

In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), NACM may cause the Funds and the New Series to pay a broker-dealer that provides "brokerage and research services" (as defined for purposes of Section 28(e)) to NACM an amount of commission for effecting a securities transaction for the Funds or the New Series in excess of the commission that another broker-dealer would have charged for effecting the transaction if NACM determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to the advisory accounts for which NACM exercises investment discretion.

During the fiscal year ended November 30, 2009, the Funds paid the following in brokerage commissions:

Fund	Brokerage Commission
U.S. Convertible Fund	$	[	___]
U.S. High Yield Bond Fund	$	[	___]
International Growth Opportunities Fund	$	[	___]
U.S. Emerging Growth Fund	$	[	___]
U.S. Small to Mid Cap Growth Fund	$	[	___]
U.S. Micro Cap Fund	$	[	___]
U.S. Ultra Micro Cap Fund	$	[	___]

Affiliated Brokers.

As discussed above, NACM is an indirect wholly owned subsidiary of AGI, which in turn is an indirect majority-owned subsidiary of Allianz SE. Certain broker-dealers, including Dresdner Kleinwort Wasserstein Securities LLC, may also be affiliates of NACM and Allianz Global Fund Management (collectively, the "Affiliated Brokers"). NACM believes that it is in the best interests of the Funds and the New Series to have the ability to execute brokerage transactions, when appropriate, through the Affiliated Brokers. Accordingly, NACM reserves the right to execute brokerage transactions on behalf of the Funds and the New Series through the Affiliated Brokers, when appropriate and to the extent consistent with applicable laws and regulations. In all such cases, the Affiliated Brokers will act as agent for the relevant fund, and NACM will not enter into any transaction on behalf of a Fund or a New Series in which an Affiliated Broker is acting as principal for its own account. In connection with such agency transactions, the Affiliated Brokers will receive compensation in the form of brokerage commissions separate from management fees paid to Allianz Global Fund Management or NACM's sub-advisory fee. NACM's policy is that such commissions must be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities. For the fiscal year ended November 30, 2009, no commissions were paid to Affiliated Brokers by the Funds.

Expenses of Reorganizations/Proxy Statement.

All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with this Proxy Statement and the consummation of the transactions contemplated by the Plan will be paid for by Allianz Global Fund Management and/or NACM; provided, however, that each Fund and New Series will bear its own registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, it incurs in connection with the transactions contemplated by the Plan. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment of such expenses would result in the disqualification of the relevant Fund as a "regulated investment company" within the meaning of Section 851 of the Code.

Date for Receipt of Shareholders' Proposals for Subsequent Meetings of Shareholders.

While generally the Nicholas-Applegate Trust Declaration and Nicholas Applegate Trust Bylaws do not require annual meetings of shareholders, approval of the Proposals does necessitate a shareholder meeting (or action by majority written consent in lieu of such a meeting) according to those governing instruments. As discussed in this Proxy Statement, the Nicholas-Applegate Trust has scheduled such a meeting for shareholders of the Funds for March 19, 2010. Shareholder proposals for consideration at any subsequent meeting of Nicholas-Applegate Trust shareholders must be received in good order by the Nicholas-Applegate Trust a reasonable period of time prior to any such meeting.

Under its Declaration of Trust, the Allianz Trust is not required to hold annual meetings of Allianz Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Allianz Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Allianz Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Allianz Trust. Any proposals for consideration at any such meetings should be submitted in good order to Allianz Funds Multi-Strategy Trust, c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105, Attention: Thomas J. Fuccillo.

Method of Tabulation.

Fund shareholders as of the Record Date will be entitled to notice of and to vote on each of the Proposals at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. The holders of one third of the outstanding shares of a Fund as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of that Fund at the Meeting. As required by the 1940 Act, approval of each Proposal for a Fund will require the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. Therefore, in order for a Fund's Proposals to be approved, more than 50% of that Fund's shares must be present at the meeting or represented by proxy.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the Proposals, shares will be voted FOR each of the Proposals. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Nicholas-Applegate Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Nicholas-Applegate Trust as tellers for the Meeting. With respect to each Proposal, tellers will count the total number of votes cast "for" approval of such Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Because these shares will be counted as present, but not as voting in favor of the relevant Proposal, these shares will have the same effect as if they cast votes against such Proposal.

Other Matters.

The Board of Trustees of the Nicholas-Applegate Trust knows of no other business to be brought before the Special Meeting, other than Proposals I, II and III discussed in this Proxy Statement. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

The Annual Report of the Nicholas-Applegate Trust for the fiscal year ended November 30, 2009 is incorporated by reference into this Proxy Statement.

February [__], 2010

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Appendix A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Nicholas-Applegate Trust or the Allianz Trust. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of [•], 2010, by and among Nicholas-Applegate Institutional Funds, a Delaware statutory trust (the "Acquired Fund Trust"), established under the Amended and Restated Declaration of Trust dated April 22, 1999, as amended (the "Acquired Fund Trust Declaration of Trust"), on behalf of each segregated portfolio of assets ("series") thereof listed under the heading "Acquired Funds" on Schedule A attached hereto (each, an "Acquired Fund"), and Allianz Funds Multi-Strategy Trust, a Massachusetts business trust (the "Acquiring Fund Trust") established under the Amended and Restated Agreement and Declaration of Trust dated March 28, 2008 (the "Acquiring Fund Trust Declaration of Trust"), on behalf of each series thereof listed under the heading "Acquiring Funds" on Schedule A (each, an "Acquiring Fund") (each Acquired Fund and Acquiring Fund, a "Fund"), and, solely with respect to Section 6, Allianz Global Investors Fund Management LLC ("Allianz Global Fund Management").

PLAN OF REORGANIZATION

(a)  The Acquired Fund Trust and the Acquiring Fund Trust (each, a "Trust") each wish to effect seven reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). This Agreement is intended to be, and each Trust adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code. (This paragraph (a) and the following paragraphs (b) through (f) are referred to herein collectively as the "Plan of Reorganization.")

(b)  In each reorganization, an Acquired Fund shall sell, assign, convey, transfer, and deliver to the corresponding Acquiring Fund on Schedule A as of the Exchange Date (as defined in Section 4.a) all of its Assets (as defined in Section 2.i), pursuant to Section 3.a. In consideration therefor, each Acquiring Fund shall, as of the Exchange Date, assume all of the liabilities of the corresponding Acquired Fund existing as of that time and deliver to that Acquired Fund shares of beneficial interest ("shares") in that Acquiring Fund, as set forth on Schedule A (the "Merger Shares"), pursuant to Sections 5.a and 5.b. (All the transactions described in this Plan of Reorganization involving each Acquired Fund and its corresponding Acquiring Fund are each, a "Reorganization"). The consummation of any Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Agreement, except Schedules A, 1, and 2 and Sections 5.a and 5.d, refers only to a single Reorganization, one Acquired Fund and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the corresponding Funds participating therein.)

(c)  Upon consummation of the transactions described in paragraph (b) of this Plan of Reorganization, the Acquired Fund shall distribute the Merger Shares in complete liquidation to its shareholders of record as of the Exchange Date (each, a "Shareholder"), pursuant to Section 5.a. Certificates representing the Merger Shares will not be issued.

(d)  As soon as practicable following the foregoing transactions, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the Assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such Asset. The entire beneficial ownership interest in all of the Assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Funds recognize that for all purposes

[Appendix A to Proxy Statement]

of this Agreement all of the Assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those Assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the Assets as its assets on its balance sheet or other financial statements.

(e)  Following the transactions described in paragraphs (b) and (c) of this Plan of Reorganization, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to Assets pursuant to the preceding paragraph. The Acquired Fund shall dispose of such Assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the Assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions and cash proceeds from the sale of any such Assets to the Acquiring Fund.

(f)  As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Assets and has remitted all income on and proceeds from the sales of such Assets to the Acquiring Fund (but in no event later than six months after the distribution described in Section 5.a), the Acquired Fund shall be dissolved pursuant to the provisions of the Acquired Fund Trust Declaration of Trust and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Acquired Fund Trust, on behalf of the Acquired Fund, agree as follows:

1.  Representations, Warranties and Agreements of the Acquiring Fund Trust. The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund Trust, on behalf of the Acquired Fund, that:

a.  The Acquiring Fund is a duly established and designated series of shares of the Acquiring Fund Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to qualify so would not have a material adverse effect on the Acquiring Fund Trust or the Acquiring Fund. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and carry on its business as an investment company and to carry out this Agreement.

b.  The Acquiring Fund Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.  The prospectuses and statement of additional information of the Acquiring Fund, each as in effect as of the Exchange Date (collectively, the "Acquiring Fund Prospectus"), the most recent drafts of which have been previously furnished to the Acquired Fund, will not as of that date contain, with respect to the Acquiring Fund Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

d.  Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust (with respect to the Acquiring Fund) that assert liability on the part of the Acquiring Fund Trust (with respect to the Acquiring Fund). The Acquiring Fund

[Appendix A to Proxy Statement]

Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

e.  The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise.

f.  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust and the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

g.  There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the registration statement on Form N-1A of the Acquiring Fund Trust with respect to the Acquiring Fund (the "Acquiring Fund Registration Statement") or the Acquired Fund Proxy Statement (defined in Section 1.m herein).

h.  The Acquiring Fund has no shares issued and outstanding.

i.  The Acquiring Fund has not yet filed its first federal income tax return. At the completion of its first taxable year, the Acquiring Fund will file its federal income tax return as a "regulated investment company" (on Form 1120-RIC) and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

j.  The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

k.  The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the Acquiring Fund Registration Statement, non-assessable by the Acquiring Fund Trust or the Acquiring Fund, and no shareholder of the Acquiring Fund Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

l.  There are as of the date hereof, and there will be as of the Exchange Date, no issued and outstanding shares of the Acquiring Fund. Neither the Acquiring Fund Trust nor the Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund's shares, nor is there outstanding any security convertible into any of the Acquiring Fund's shares, except for any conversion rights set forth in the Acquiring Fund Trust's currently effective Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

m.  The definitive proxy statement of the Acquired Fund filed with the Securities and Exchange Commission (the "Commission") by the Acquired Fund Trust pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Acquired Fund's shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Acquired Fund Trust, and together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the date of its filing in definitive form with the Commission, (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and as of the Exchange Date, the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund Trust and the Acquired Fund for use in the Acquired Fund Proxy Statement.

[Appendix A to Proxy Statement]

n.  The information provided by the Acquiring Fund Trust for use in the Acquiring Fund Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

o.  The Acquiring Fund Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2.  Representations, Warranties and Agreements of the Acquired Fund Trust. The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund Trust, on behalf of the Acquiring Fund, that:

a.  The Acquired Fund is a duly established and designated series of shares of the Acquired Fund Trust, a Delaware statutory trust duly established and validly existing under the laws of the State of Delaware, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Fund Trust is qualified as a foreign association or business (or statutory) trust in every jurisdiction where required, except to the extent that failure to qualify so would not have a material adverse effect on the Acquired Fund Trust or the Acquired Fund. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b.  The Acquired Fund Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.  A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of the Acquired Fund as of and for the year ended November 30, 2009, audited by PricewaterhouseCoopers LLP, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedules will fairly present the financial position of the Acquired Fund as of its date, and said statement of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d.  The prospectuses and statement of additional information of the Acquired Fund, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the "Acquired Fund Prospectus") previously furnished to the Acquiring Fund, did not as of its date and does not as of the date hereof, contain, with respect to the Acquired Fund Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e.  Other than as disclosed on Schedule 2 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust (with respect to the Acquired Fund) that assert liability on the part of the Acquired Fund Trust (with respect to the Acquired Fund). The Acquired Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f.  There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Acquired Fund Proxy Statement, the Acquired Fund Prospectus or the registration statement on Form N-1A of the Acquired Fund Trust.

g.  The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund's statement of assets and liabilities as of November 30, 2009, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material

[Appendix A to Proxy Statement]

liabilities, contingent or otherwise, incurred by it subsequent to November 30, 2009, whether or not incurred in the ordinary course of business.

h.  As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Acquired Fund Trust's officers, are required to have been filed by the Acquired Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received, will have adequately provided for all tax liabilities on its books, will have not had any tax deficiency or liability asserted against it or question with respect thereto raised, and will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i.  As of the Exchange Date, the Acquired Fund Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. As of the Exchange Date, subject only to the delivery of all of the Investments, cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the "Assets"), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of November 30, 2009, referred to in Section 2.c hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j.  No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k.  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust and the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue-sky laws.

l.  The Acquired Fund qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code and will continue to qualify as such at all times through the Exchange Date.

m.  To the best of its knowledge, (i) all of the issued and outstanding shares in the Acquired Fund ("Acquired Fund Shares") have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws and (ii) as of the date hereof and as of the Exchange Date, the only class(es) of Acquired Fund Shares issued and outstanding will be those identified on Schedule A.

n.  All issued and outstanding Acquired Fund Shares are, and as of the Exchange Date will be, legally and validly issued and outstanding, fully paid and, except as set forth in the Acquired Fund Prospectus, non-assessable by the Acquired Fund Trust or the Acquired Fund. Neither the Acquired Fund Trust nor the Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares, except for any conversion rights set forth in the Acquired Fund Trust's currently effective Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o.  The Acquired Fund Proxy Statement, on the date of its filing in definitive form with the Commission, (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the

[Appendix A to Proxy Statement]

1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Proxy Statement was distributed to the shareholders of the Acquired Fund, and at the time of the shareholders' meeting referred to in Section 7, the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund Trust and the Acquiring Fund for use in the Acquired Fund Proxy Statement.

p.  The information provided by the Acquired Fund Trust for use in the Acquiring Fund Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q.  The Acquired Fund Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

r.  The Acquired Fund Trust shall fully cooperate with the Acquiring Fund Trust in connection with the preparation and filing of tax returns of the Acquired Fund or the Acquiring Fund for (i) tax periods ending prior to the Exchange Date for which the return is not yet due as of the Exchange Date, and (ii) tax periods including the Exchange Date. The Acquired Fund Trust shall provide such cooperation, which shall include providing reasonable access to its records, at the request of the Acquiring Fund Trust and without any additional consideration therefor, until such returns have been filed.

s.  [The Acquired Fund is eligible to change its taxable year under the automatic approval procedure described in Revenue Procedure 2006-45, 2006-2 CB 851.]

3.  The Reorganization.

a.  Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets in exchange solely for the number of Merger Shares provided for in Section 5.a and the assumption by the Acquiring Fund of all of the Liabilities (as defined in Section 5.b). The Acquired Fund will, on or as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the Shareholders in exchange for their Acquired Fund Shares.

b.  The Acquired Fund Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Exchange Date, in which case any such distribution that remains unpaid as of the Exchange Date shall be included in the determination of the value of the Assets acquired by the Acquiring Fund.

4.  Exchange Date. Delivery of the Assets, assumption of the Liabilities, and delivery of the Merger Shares (collectively, together with all related acts necessary to consummate the Reorganization, the "Closing") shall occur at the offices of Ropes & Gray LLP, One International Place, Boston, MA 02110, as of 9:00 a.m. Eastern time on April 9, 2010, or at such other location, time and/or date agreed to by the Trusts (such date and time being referred to herein as the "Exchange Date").

5.  Issuance of Merger Shares; Assumption of Liabilities.

a.  Subject to the terms and conditions contained herein, at the Closing, the Acquiring Fund will issue and deliver to the Acquired Fund the number of full and fractional (all references herein to "fractional"

[Appendix A to Proxy Statement]

shares meaning fractions rounded to the third decimal place) Merger Shares of each class of that Acquiring Fund identified on Schedule A equal to the number of full and fractional Acquired Fund Shares of the corresponding class then outstanding. (For example, Allianz NACM Convertible Fund ("Allianz Fund") shall issue and deliver to Nicholas-Applegate U.S. Convertible Fund ("N-A Fund") the number of full and fractional (1) Class P shares of the Allianz Fund equal to the number of full and fractional Class I and Class II shares of the N-A Fund then outstanding and (2) Institutional Class shares of the Allianz Fund equal to the number of full and fractional Class IV shares of the N-A Fund then outstanding.) Certificates representing the Merger Shares will not be issued. All issued and outstanding Acquired Fund Shares and all Acquired Fund Shares held in Treasury will simultaneously be cancelled on the books of the Acquired Fund.

b.  At the Closing, the Acquiring Fund shall assume all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing as of the Exchange Date—including those in connection with the transfer of the Assets, assumption of the Liabilities, and subsequent liquidation and dissolution of the Acquired Fund, but excluding Reorganization Expenses (as defined in Section 6.a) borne by Allianz Global Fund Management or any other person pursuant to that section—whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not determinable as of that time, whether or not reflected in the Acquired Fund's accounts or on its financial statements, and whether or not specifically referred to in this Agreement (collectively, the "Liabilities").

c.  At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Shareholders and the number and class of outstanding Acquired Fund Shares owned by each Shareholder as of the Exchange Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund Trust or by its transfer agent.

d.  As of the Exchange Date (or as soon thereafter as is reasonably practicable), the Acquired Fund shall distribute the Merger Shares it receives pursuant to Section 5.a to the Shareholders, in proportion to their Acquired Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished through the establishment of an open account for each Shareholder on the share transfer records of the Acquiring Fund and the transfer of those Merger Shares thereto; the Trusts agree to cooperate in the establishment of such accounts and to provide each other with such information as each may reasonably request in connection therewith. Pursuant to those transfers, each Shareholder's account shall be credited with the number of full and fractional Merger Shares equal to the number of full and fractional Acquired Fund Shares that Shareholder holds as of the Exchange Date, by class (as shown on Schedule A) (e.g., the account for each Shareholder of the N-A Fund that holds Class I or Class II shares thereof shall be credited with the number of full and fractional Class P Merger Shares of the Allianz Fund due that Shareholder, and the account for each such Shareholder that holds Class IV shares of the N-A Fund shall be credited with the number of full and fractional Institutional Class Merger Shares of the Allianz Fund due that Shareholder). The aggregate net asset value of Merger Shares to be so credited to each Shareholder's account shall equal the aggregate net asset value of the Acquired Fund Shares that Shareholder holds as of the Exchange Date. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund's share transfer records. With respect to any Shareholder that holds share certificates as of the Exchange Date, such certificates will from and after that time be deemed to be certificates for the Merger Shares issued to such Shareholder in respect of the Acquired Fund Shares represented by such certificates. Certificates representing the Merger Shares will not be issued to the Shareholders.

e.  The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Merger Shares have been credited to open accounts in the names of the Shareholders as provided in this Section 5.

f.  Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated herein.

[Appendix A to Proxy Statement]

6.  Expenses, Fees, etc.

a.  Except as otherwise provided in this Section 6, Allianz Global Fund Management, by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Funds; provided, however, that each Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement; provided further that no expenses incurred by the Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code.

b.  In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Global Fund Management agrees that it shall bear all of the costs and expenses incurred by both Funds in connection with such transactions.

c.  Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

d.  Allianz Global Fund Management may recoup, or seek reimbursement of, a portion of the costs and expenses borne by it under this Agreement from Nicholas- Applegate Capital Management LLC ("NACM"), in an amount to be agreed upon between Allianz Global Fund Management and NACM.

7.  Meeting of Shareholders; Dissolution.

a.  The Acquired Fund Trust, on behalf of the Acquired Fund, shall call a meeting of the Acquired Fund's shareholders for the purpose of (i) approving this Agreement and the transactions contemplated hereby, (ii) approving an investment management agreement between the Acquired Fund and Allianz Global Fund Management (the "Acquired Fund Management Agreement") and (iii) approving a portfolio management agreement with respect to the Acquired Fund between Allianz Global Fund Management and NACM (the "Acquired Fund Portfolio Management Agreement").

b.  The Acquired Fund has prepared and filed with the Commission preliminary and definitive versions of the Acquired Fund Proxy Statement that were satisfactory to the Acquiring Fund Trust and to Ropes & Gray LLP.

c.  The parties incorporate herein paragraphs (d), (e), and (f) of the Plan of Reorganization. The Acquired Fund Trust agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Acquired Fund Trust Declaration of Trust, in accordance with applicable law, and that after the Exchange Date the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, may take such actions as are set forth in paragraph (d) of the Plan of Reorganization.

8.  Conditions to the Acquiring Fund Trust's Obligations. The obligations of the Acquiring Fund Trust hereunder shall be subject to (a) performance by the Acquired Fund Trust of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund Trust contained herein being true and correct in all material respects as of the date hereof and, except as they may be

[Appendix A to Proxy Statement]

affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a.  The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, together with a list of Investments and such Investments' respective tax costs, all as of the Exchange Date, certified on the Acquired Fund's behalf by the Acquired Fund Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since November 30, 2009, other than changes in the Investments and other Assets since that date, changes in the market value of the Investments and other Assets, and/or changes due to net redemptions, dividends paid and/or losses from operations.

b.  The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Acquired Fund Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund Trust made in this Agreement are true and correct in all material respects as if made at and as of such date and that each of the Acquired Fund Trust and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c.  As of the Exchange Date, other than as disclosed on Schedule 2 to this Agreement, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d.  The Acquiring Fund shall have received an opinion of K&L Gates LLP, counsel to the Acquired Fund Trust, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquired Fund Trust is a Delaware statutory trust duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and to carry on its business as such business is, to such counsel's knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary actions of the Acquired Fund Trust and has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund, and assuming that the Acquired Fund Proxy Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund Trust on behalf of the Acquiring Fund, this Agreement is a valid and binding obligation of the Acquired Fund Trust, enforceable against the Acquired Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other similar laws affecting the rights and remedies of creditors generally, to limitations on indemnification rights under federal or state securities laws, and to general principles of equity (whether applied by a court of law or equity); (iii) the Acquired Fund Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the Assets and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered the Assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby do not, violate the Acquired Fund Trust Declaration of Trust or the Acquired Fund Trust's Amended and Restated Bylaws (the "Acquired Fund Trust Bylaws"); and (v) to such counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of appropriate officers of the Acquired Fund Trust, including certificates with respect to investment restrictions contained in the Acquired Fund Trust Declaration of Trust, the Acquired Fund Trust Bylaws, or the Acquired Fund Trust's then current prospectuses or statement of additional information.

[Appendix A to Proxy Statement]

e.  The Acquiring Fund Trust shall have received an opinion of K&L Gates LLP as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, K&L Gates LLP may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which K&L Gates LLP may treat as representations and warranties made to it, and made in separate letters, if K&L Gates LLP requests, addressed to it. The Tax Opinion shall be substantially to the effect that—based on the facts and assumptions stated therein and conditioned on all those representations and warranties' being true and complete as of the Exchange Date and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that K&L Gates LLP has not approved)—for federal income tax purposes:

(1)  The Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by the Acquired Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code);

(2)  The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(3)  The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(4)  The Acquiring Fund's basis in each Asset will be the same as the Acquired Fund's basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for each Asset will include the Acquired Fund's holding period therefor (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);

(5)  A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(6)  A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets as of the Exchange Date; and

(7)  For purposes of section 381 of the Code, the Acquiring Fund will be treated just as the Acquired Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Acquired Fund's taxable year, the Acquired Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization (subject to any applicable conditions and limitations specified in sections 381-384 of the Code and the regulations thereunder), and the part of the Acquired Fund's taxable year before the Reorganization will be included in the Acquiring Fund's taxable year after the Reorganization.

Notwithstanding paragraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described therein;

f.  As of the Exchange Date, the Assets will include no assets that the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the

[Appendix A to Proxy Statement]

Acquiring Fund Trust Declaration of Trust or the Acquiring Fund's Amended and Restated Bylaws (the "Acquiring Fund Trust Bylaws") or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Exchange Date.

g.  Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and all such orders shall be in full force and effect.

h.  All actions taken by the Acquired Fund Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

i.  The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Acquired Fund Trust, as to the tax cost to the Acquired Fund of each Asset, together with any other evidence as to such tax cost the Acquiring Fund may reasonably request.

j.  The Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Exchange Date.

k.  The Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of Acquired Fund Shares outstanding as of the Exchange Date, and (iii) the name and address of each Shareholder and the number of Acquiring Fund Shares held of record by each Shareholder.

l.  All of the issued and outstanding Acquired Fund Shares shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

m.  This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares entitled to vote.

n.  The shareholders of the Acquired Fund shall have approved by the requisite vote (i) the Acquired Fund Management Agreement and (ii) the Acquired Fund Portfolio Management Agreement.

o.  Prior to the Exchange Date, the Acquired Fund shall change its taxable year to a taxable year ending on November 30, in accordance with the automatic approval procedure described in Revenue Procedure 2006-45, 2006-2 CB 851.

p.  On the Exchange Date, the only class(es) of Acquired Fund Shares issued and outstanding will be those identified on Schedule A.

9.  Conditions to the Acquired Fund Trust's Obligations. The obligations of the Acquired Fund Trust hereunder shall be subject to (a) performance by the Acquiring Fund Trust of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund Trust contained herein being true and correct in all material respects as of the date hereof and, except as they may be

[Appendix A to Proxy Statement]

affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a.  The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the Liabilities.

b.  The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Acquiring Fund Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund Trust made in this Agreement are true and correct in all material respects as if made at and as of such date and that each of the Acquiring Fund Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

c.  As of the Exchange Date, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d.  The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund Trust, dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquiring Fund Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust) and is duly authorized to exercise all of its powers recited in the Acquiring Fund Trust Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel's knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Acquiring Fund Registration Statement, non-assessable by the Acquiring Fund Trust and the Acquiring Fund, and no shareholder of the Acquiring Fund Trust or the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Acquiring Fund Trust and has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the Acquired Fund Proxy Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust Declaration of Trust or Acquiring Fund Trust Bylaws; and (v) to such counsel's knowledge (without any independent inquiry or investigation), no other consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of officers of the Acquiring Fund Trust, including certificates with respect to investment restrictions contained in the Acquiring Fund Trust Declaration of Trust, Acquiring Fund Trust Bylaws or then-current prospectuses or statement of additional information.

e.  The Acquired Fund Trust shall have received the Tax Opinion.

f.  The Acquiring Fund Registration Statement shall be effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Acquiring Fund Trust, threatened by the Commission.

g.  There shall be no issued and outstanding shares in the Acquiring Fund.

[Appendix A to Proxy Statement]

h.  All actions taken by the Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund and K&L Gates LLP.

i.  Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and all such orders shall be in full force and effect.

j.  This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares entitled to vote.

k.  The shareholders of the Acquired Fund shall have approved by the requisite vote (i) the Acquired Fund Management Agreement and (ii) the Acquired Fund Portfolio Management Agreement.

l.  NACM shall have agreed in writing to forfeit any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees or expenses.

10.  Indemnification.

a.  The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund, the Acquiring Fund Trust and the trustees and officers of the Acquiring Fund Trust (for purposes of this Section 10(a), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund Trust or the Acquired Fund contained in this Agreement, the Acquired Fund Proxy Statement or the Acquiring Fund Registration Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund Trust on behalf of the Acquired Fund. An Indemnified Party will notify the Acquired Fund Trust and the Acquired Fund in writing within ten days after the receipt by such Indemnified Party of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the affected Indemnified Party(ies) the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, such Indemnified Party(ies) shall be entitled to participate in the defense of any such claim, action, suit or proceeding at its (their) own expense. The Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

b.  The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, the Acquired Fund Trust and the trustees and officers of the Acquired Fund Trust (for purposes of this Section 10(b), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or

[Appendix A to Proxy Statement]

proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund Trust or the Acquiring Fund contained in this Agreement, the Acquired Fund Proxy Statement or the Acquiring Fund Registration Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund Trust on behalf of the Acquiring Fund. An Indemnified Party will notify the Acquiring Fund Trust and the Acquiring Fund in writing within ten days after the receipt by such Indemnified Party of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Party(ies) the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Party(ies) shall be entitled to participate in the defense of any such claim, action, suit or proceeding at its (their) own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11.  No Broker, etc. Each Trust represents that there is no person who has dealt with it who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12.  Termination. Either Trust may, by mutual consent of their trustees on behalf of their respective Fund, terminate this Agreement prior to the Exchange Date. This Agreement may be terminated by resolution of the Board of Trustees of either Trust at any time on or prior to the Exchange Date if the other Trust shall have breached any material provision of this Agreement or any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of the transactions contemplated by the Agreement. If the transactions contemplated by this Agreement have not been substantially completed by June 1, 2010, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trusts.

13.  Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14.  Further Covenant. Unless such delivery is otherwise waived by the Acquiring Fund, the Acquired Fund agrees to deliver to the Acquiring Fund, within a reasonable period of time following the Exchange Date, a letter from the Acquired Fund Trust's independent registered public accounting firm, in form and substance reasonably satisfactory to the Acquiring Fund, relating to such matters and the performance of such procedures, if any, as may be agreed upon by the officers of the Trusts and such accounting firm.

15.  Sole Agreement; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereof, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16.  Amendment. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the Trusts in writing at

[Appendix A to Proxy Statement]

any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17.  Waiver. At any time on or prior to the Exchange Date, each Trust, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18.  Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19.  Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to the Acquired Fund Trust at 600 West Broadway, Suite 3200, San Diego, CA 92101 (fax: 619-687-8138), to the Acquiring Fund Trust at 1345 Avenue of the Americas, New York, NY 10105 (fax: 212-739-4222), and to Allianz Global Fund Management at [______________] (fax: [_____]).

20.  Recourse. All persons dealing with a Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of either Fund.

21.  Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23.  Further Assurances. Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

24.  Declarations of Trust. A copy of the Acquiring Fund Trust Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Acquiring Fund Trust on behalf of the Acquiring Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquiring Fund Trust individually but are binding only upon the assets and property of the Acquiring Fund.

Notice is hereby given that this instrument is executed on behalf of the trustees of the Acquired Fund Trust on behalf of the Acquired Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquired Fund Trust individually but are binding only upon the assets and property of the Acquired Fund.

[The Remainder of this Page is Intentionally Left Blank.]

[Appendix A to Proxy Statement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

NICHOLAS-APPLEGATE
INSTITUTIONAL FUNDS,
on behalf of each Acquired Fund

By:
Name: Deborah A. Wussow-Hammalian
Title: Treasurer

ALLIANZ FUNDS MULTI-STRATEGY TRUST,
on behalf of each Acquiring Fund

By:
Name: E. Blake Moore, Jr.
Title: President

Agreed and accepted as to Section 6 only:
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name: Brian S. Shlissel
Title: Executive Vice President

[Appendix A to Proxy Statement]

[Signature Page to Agreement and Plan of Reorganization]

SCHEDULE A

Acquired Funds (and Their Share Classes)	Acquiring Funds (and Their Corresponding Share Classes)
Nicholas-Applegate U.S. Convertible Fund	Allianz NACM Convertible Fund

Class I	Class P

Class II	Class P

Class IV	Institutional Class

Nicholas-Applegate U.S. High Yield Bond Fund	Allianz NACM High Yield Bond Fund

Class I	Institutional Class

Nicholas-Applegate International Growth Opportunities Fund	Allianz NACM International Growth Opportunities Fund

Class I	Class P

Class II	Institutional Class

Class III	Institutional Class

Nicholas-Applegate U.S. Emerging Growth Fund	Allianz NACM Emerging Growth Fund

Class I	Institutional Class

Class R	Administrative Class

Nicholas-Applegate U.S. Small to Mid Cap Growth Fund	Allianz NACM Small to Mid Cap Growth Fund

Class I	Institutional Class

Nicholas-Applegate U.S. Micro Cap Fund	Allianz NACM Micro Cap Fund

Class I	Institutional Class

Nicholas-Applegate U.S. Ultra Micro Cap Fund	Allianz NACM Ultra Micro Cap Fund

Class I	Institutional Class

[Appendix A to Proxy Statement]

[Schedule A to Agreement and Plan of Reorganization]

SCHEDULE 1

This Schedule 1 is being furnished by [name of Acquiring Fund], a series of Allianz Funds Multi-Strategy Trust (for purposes of this Schedule 1, the "Trust"), to [name of corresponding Acquired Fund], a series of Nicholas-Applegate Institutional Funds, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of [•], 2010 (the "Agreement"). Unless the context otherwise requires, all capitalized terms used in this Schedule 1 shall have the same meanings assigned to them in the Agreement.

In September 2004, Allianz Global Fund Management, PEA Capital LLC ("PEA") and AGID settled a regulatory action with the Commission that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds not in the Trust and advised by [Allianz Global Fund Management]. PEA, AGID and Allianz Global Investors of America L.P. ("AGI") reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, Allianz Global Fund Management, PEA and AGID paid a total of $68 million to the Commission and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the series of the Trust. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGI, Allianz Global Fund Management, AGID, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

[Appendix A to Proxy Statement]

[Schedule 1 to Agreement and Plan of Reorganization]

SCHEDULE 2

This Schedule 2 is being furnished by [name of Acquired Fund], a series of Nicholas-Applegate Institutional Funds (for purposes of this Schedule 2, the "Trust"), to [name of corresponding Acquiring Fund], a series of Allianz Funds Multi-Strategy Trust, in connection with the execution and delivery of that certain Agreement and Plan of Reorganization dated as of [•], 2010 (the "Agreement"). Unless the context otherwise requires, all capitalized terms used in this Schedule 2 shall have the same meanings assigned to them in the Agreement.

[To be provided]

[Appendix A to Proxy Statement]

[Schedule 2 to Agreement and Plan of Reorganization]

Appendix B

FORM OF INVESTMENT MANAGEMENT AGREEMENT

Nicholas-Applegate Institutional Funds

This Investment Management Agreement is executed as of ___________, 20___ by and between NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS, a Delaware statutory trust (the "Trust"), on behalf of the Nicholas-Applegate International Growth Fund (the "Fund"), and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC, a Delaware limited liability company (the "Manager").

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY THE MANAGER TO THE TRUST.

(a)  Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Manager will, at its expense, either directly or through others selected by it: (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities or other investments and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager (unless such salaries, fees and expenses of such officers and Trustees are paid by another affiliate of the Manager other than the Fund). In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust, each as amended from time to time, and the Fund's stated investment objectives, policies and restrictions.

(b)  In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Trust hereby agrees with the Manager and with any Sub-Adviser selected by the Manager as provided in Section 1(c) hereof that any entity or person associated with the Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund that is permitted by Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended from time to time (the "1934 Act").

(c)  Subject to the provisions of the Trust's Amended and Restated Agreement and Declaration of Trust and the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "1940 Act"), the Manager, at its expense, may select and contract with one or more investment advisers (the

[Appendix B to Proxy Statement]

"Sub-Advisers") for the Fund. The Manager shall retain any Sub-Adviser pursuant to a sub-advisory agreement the terms and conditions of which are acceptable to the Trust on behalf of the Fund. If the Manager retains a Sub-Adviser hereunder, then unless otherwise provided in the sub-advisory agreement, the obligation of the Manager under this Agreement with respect to the Fund shall be, subject in any event to the control of the Trustees of the Trust, to determine and review with the Sub-Adviser the investment policies of the Fund, and the Sub-Adviser shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund (or with respect to a portion of the Fund's assets managed by the Sub-Adviser), adhering to applicable investment objectives, policies and restrictions, and placing all orders for the purchase and sale of portfolio securities and other investments for the Fund (or with respect to a portion of the Fund's assets managed by the Sub-Adviser), as applicable. The Manager (and not the Fund) will compensate (either directly or indirectly) any Sub-Adviser for its services to the Fund. Subject to the provisions of the sub-advisory agreement with the Sub-Adviser, the Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.

The Trust and the Manager further agree that a Sub-Adviser may, in turn, retain one or more investment advisers to perform services that are contemplated by this Section 1(c) as being performed by the Sub-Adviser on behalf of the Fund, in each case pursuant to a sub-advisory or portfolio management agreement between the Sub-Adviser and each such investment adviser, the terms and conditions of which are acceptable to the Trust on behalf of the Fund and the Manager.

(d)  The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.  OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.  COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Trust will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee for the Fund, based on the Fund's average daily net assets, computed and paid monthly at the annual rates set forth on Schedule A attached hereto.

For purposes of this Section 3, "average daily net assets" means the average of all of the determinations of the Fund's net asset value at the close of business on each business day during each month while this Agreement is in effect. Such fee shall be payable for each month within fifteen (15) business days after the end of such month. If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In the event that the Manager has agreed to a fee waiver or an expense limitation or reimbursement arrangement with the Fund, subject to such terms and conditions as the Manager and the Fund may set forth in such agreement, the compensation due the Manager hereunder shall be reduced, and, if necessary, the Manager shall bear expenses with respect to the Fund, to the extent required by such fee waiver or expense limitation or reimbursement arrangement.

4.  ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate with respect to the Fund, without the payment of any penalty, in the event of its assignment with respect to the Fund; and this Agreement shall not be materially amended as to

[Appendix B to Proxy Statement]

the Fund unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund (except if such shareholder approval is not required by the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the Securities and Exchange Commission and/or its Staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Fund or of the Manager or of any other investment adviser of the Fund.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a)  Either party hereto may at any time terminate this Agreement as to the Fund by not less than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b)  If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Fund or of the Manager or any other investment adviser to the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement with respect to the Fund, then this Agreement shall automatically terminate with respect to the Fund at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.  CERTAIN DEFINITIONS.

For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the outstanding voting securities of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person," "control," "interested person," "investment adviser" and "assignment" shall have their respective meanings defined in the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the Securities and Exchange Commission and/or its Staff; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act, the rules and regulations thereunder and related interpretations of the Securities and Exchange Commission (the "SEC") and/or its Staff; and the term "brokerage and research services" shall have the meaning given in the 1934 Act, the rules and regulations thereunder and related interpretations of the SEC and/or its Staff.

7.  NONLIABILITY OF MANAGER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors, members and partners, shall not be subject to any liability to the Trust, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

[Appendix B to Proxy Statement]

8.  LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Trust's Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.

9.  USE OF NAMES AND LOGOS.

It is expressly understood that the names "Allianz," "NACM," "Nicholas-Applegate Capital Management LLC," or any derivation thereof, or any logo associated with those names, are the valuable property of the Manager and its affiliates, and that the Trust shall have the limited right to use such names (or derivations thereof or associated logos) only so long as the Manager shall consent and this Agreement shall remain in effect. Upon reasonable notice from the Manager to the Trust or upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivations thereof or associated logos) and shall promptly amend its Agreement and Declaration of Trust and other public documents to change its name accordingly. The covenants on the part of the Trust in this Section 9 shall be binding upon it, its Trustees, officers, stockholders, creditors and all other persons claiming under or through it, and shall survive the termination of this Agreement.

10.  EXERCISE OF VOTING AND OTHER RIGHTS

Unless otherwise instructed by the Trustees of the Trust, the Manager shall have the responsibility to exercise or procure the exercise of any voting right attaching to investments of the Fund in accordance with proxy voting policies approved by the Fund. Unless otherwise instructed by the Trustees of the Trust, the Manager shall have the responsibility to exercise or procure the exercise of any rights of the Trust with respect to any class action proceedings or other legal action concerning investments of the Fund.

11.  COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

[Appendix B to Proxy Statement]

IN WITNESS WHEREOF, NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC have each caused this instrument to be signed in its behalf by its duly authorized representative, all as of the day and year first written above.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

  By:
Name: Charles H. Field
Title: Secretary

ALLIANZ GLOBAL INVESTORS FUND
MANAGEMENT LLC

By:
Name: E. Blake Moore, Jr.
Title: Chief Executive Officer

[Appendix B to Proxy Statement]

Schedule A to
Investment Management Agreement

Fund	Annual Fee Rate (stated as a percentage of the Fund's average daily net assets)	Effective Date
Nicholas-Applegate U.S. Convertible Fund	0.57%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. High Yield Bond Fund	0.48%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. International Growth Opportunities Fund	1.00%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. Emerging Growth Fund	0.90%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. Small to Mid Cap Growth Fund	0.80%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. Micro Cap Fund	1.25%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. Ultra Micro Cap Fund	1.50%	[ ]/[ ]/20[ ]

[Signature page follows]

[Appendix B to Proxy Statement]

IN WITNESS WHEREOF, NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC have each caused this Schedule A to the Investment Management Agreement to be signed in its behalf by its duly authorized representative, on this _________ day of ___________, 20__.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

By:
Name: Charles H. Field
Title: General Counsel

ALLIANZ GLOBAL INVESTORS FUND
MANAGEMENT LLC

By:
Name: E. Blake Moore, Jr.
Title: Chief Executive Officer

[Appendix B to Proxy Statement]

Appendix C

FORM OF SUB-ADVISORY AGREEMENT

Nicholas-Applegate Institutional Funds

This Sub-Advisory Agreement is executed as of _____________, 20___ by and between ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC, a Delaware limited liability company (the "Manager"), and NICHOLAS-APPLEGATE CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the "Sub-Adviser").

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST.

(a)  Subject always to the direction and oversight of the Trustees of Nicholas-Applegate Institutional Funds (the "Trust"), a Delaware statutory trust, and the Manager, the Sub-Adviser will, at its expense, either directly or through others selected by it, furnish continuously an investment program for the Nicholas-Applegate International Growth Fund (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities or other investments. In the performance of its duties, the Sub-Adviser (1) will comply with the provisions of the Trust's Agreement and Declaration of Trust and Bylaws, including any amendments or restatements thereto (upon receipt of such amendments or restatements by the Sub-Adviser), and the investment objectives, policies and restrictions of the Fund as set forth in its current Prospectus(es) and Statement of Additional Information (copies of which will be supplied by the Manager to the Sub-Adviser upon filing with the Securities and Exchange Commission (the "SEC")), (2) will use its best efforts to safeguard and promote the welfare of the Fund and (3) will comply with other policies that the Trustees or the Manager, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Sub-Adviser in writing. The Sub-Adviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of the Fund and to consult with each other and any other sub-adviser(s) to the Fund regarding the investment affairs of the Fund.

(b)  The Sub-Adviser shall be responsible, either directly or through others selected by it, for daily monitoring of the investment activities and portfolio holdings of the Fund's portfolio in connection with the Fund's compliance with its investment objectives, policies and restrictions, as set forth in the Fund's current Prospectus(es) and Statement of Additional Information. The Sub-Adviser shall also cooperate with and provide sufficient information to the Manager to assist the Manager in its monitoring of the investment activities and portfolio holdings of the Fund in connection with the Fund's overall compliance with the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (the "1940 Act"), the Fund's compliance with the investment objectives, policies and restrictions of the Fund as set forth in its current Prospectus(es) and Statement of Additional Information, and the Fund's satisfaction of quarterly diversification requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder. Notwithstanding the investment discretion delegated to the Sub-Adviser in paragraph (a) of this Section, the Sub-Adviser shall act on any instructions of the Manager with respect to the investment activities of the Fund to ensure the Fund's compliance with the foregoing.

(c)  The Sub-Adviser, at its expense, either directly or through others selected by it, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including verification and

[Appendix C to Proxy Statement]

oversight of the pricing of the portfolio securities and other instruments comprising the Fund's portfolio (but excluding determination of net asset value and shareholder accounting services).

(d)  In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Manager hereby agrees with the Sub-Adviser that any entity or person associated with the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund that is permitted by Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended from time to time (the "1934 Act").

(e)  The Sub-Adviser shall not be obligated to pay any expenses of or for the Fund or the Manager not expressly assumed by the Sub-Adviser pursuant to this Section 1.

2.  OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.  COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER.

The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, for the facilities furnished and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee for the Fund, based on the Fund's average daily net assets, computed and paid monthly at the annual rates set forth on Schedule A attached hereto.

For purposes of this Section 3, "average daily net assets" means the average of all of the determinations of the Fund's net asset value at the close of business on each business day during each month while this Agreement is in effect. Such fee shall be payable for each month within fifteen (15) business days after the end of such month. If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In the event that the Sub-Adviser has agreed to a fee waiver arrangement with the Manager on behalf of the Fund, subject to such terms and conditions as the Sub-Adviser and the Manager may set forth in such agreement, the compensation due the Sub-Adviser with respect to the Fund hereunder shall be reduced to the extent required by such fee waiver arrangement.

[Appendix C to Proxy Statement]

4.  ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate with respect to the Fund, without the payment of any penalty, in the event of its assignment with respect to the Fund or in the event that the Investment Management Agreement between the Manager and the Trust shall have terminated with respect to the Fund for any reason; and this Agreement shall not be materially amended as to the Fund unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund (except if such shareholder approval is not required by the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the SEC and/or its Staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Fund, the Manager, or the Sub-Adviser.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a)  The Trust may at any time terminate this Agreement as to the Fund by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Sub-Adviser, or

(b)  If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Fund, the Manager, or the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement with respect to the Fund, then this Agreement shall automatically terminate with respect to the Fund at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act, or

(c)  Either party hereto may at any time terminate this Agreement as to the Fund by not less than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.  CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Sub-Adviser or a change in control of any parent of the Sub-Adviser within the meaning of the 1940 Act, or (d) there is a material adverse change in the business or financial position of the Sub-Adviser.

7.  CERTAIN DEFINITIONS.

For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the outstanding voting securities of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote at such meeting, whichever is less.

[Appendix C to Proxy Statement]

For the purposes of this Agreement, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the SEC and/or its Staff; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act, the rules and regulations thereunder and related interpretations of the SEC and/or its Staff; and the term "brokerage and research services" shall have the meaning given in the 1934 Act, the rules and regulations thereunder and related interpretations of the SEC and/or its Staff.

8.  NONLIABILITY OF SUB-ADVISER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser, including its officers, directors, members and partners, shall not be subject to any liability to the Manager, to the Trust, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.  EXERCISE OF VOTING AND OTHER RIGHTS.

Unless otherwise instructed by the Trustees of the Trust or the Manager, the Sub-Adviser shall have the responsibility to exercise or procure the exercise of any voting right attaching to investments of the Fund in accordance with proxy voting policies approved by the Fund. Unless otherwise determined by the Trustees of the Trust or the Manager and notified to the Sub-Adviser, the Manager shall have the responsibility to exercise or procure the exercise of any rights of the Trust with respect to any class action proceedings or other legal action concerning investments of the Fund.

10.  COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

[Appendix C to Proxy Statement]

IN WITNESS WHEREOF, ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC and NICHOLAS-APPLEGATE CAPITAL MANAGEMENT LLC have each caused this instrument to be signed in its behalf by its duly authorized representative, all as of the day and year first written above.

ALLIANZ GLOBAL INVESTORS FUND
MANAGEMENT LLC

By:
Name: E. Blake Moore, Jr.
Title: Chief Executive Officer

NICHOLAS-APPLEGATE CAPITAL
MANAGEMENT LLC

  By:
Name: Charles H. Field
Title: Secretary

[Appendix C to Proxy Statement]

Schedule A to
Sub-Advisory Agreement

Fund	Annual Fee Rate (stated as a percentage of the Fund's average daily net assets)	Effective Date
Nicholas-Applegate U.S. Convertible Fund	0.37%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. High Yield Bond Fund	0.31%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. International Growth Opportunities Fund	0.65%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. Emerging Growth Fund	0.59%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. Small to Mid Cap Growth Fund	0.52%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. Micro Cap Fund	0.81%	[ ]/[ ]/20[ ]
Nicholas-Applegate U.S. Ultra Micro Cap Fund	0.98%	[ ]/[ ]/20[ ]

[Appendix C to Proxy Statement]

IN WITNESS WHEREOF, ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC and NICHOLAS-APPLEGATE CAPITAL MANAGEMENT LLC have each caused this Schedule A to the Sub-Advisory Agreement to be signed in its behalf by its duly authorized representative, on this _____ day of ______________, 2010.

ALLIANZ GLOBAL INVESTORS FUND
MANAGEMENT LLC

By:
Name: E. Blake Moore, Jr.
Title: Chief Executive Officer

NICHOLAS-APPLEGATE CAPITAL
MANAGEMENT LLC

By:
Name: Charles H. Field
Title: General Counsel

[Appendix C to Proxy Statement]

Appendix D

CERTAIN BENEFICIAL OWNERSHIP OF SHARES

Trustee Ownership

As of the Record Date, to the best knowledge of the Nicholas-Applegate Trust, no current Trustee owns 1% or more of the outstanding shares of any class of any of the Funds, and the Trustees and the officers, in the aggregate, own less than 1% of the outstanding shares of each class of the Funds.

Beneficial Ownership of 5% or More

The following tables set forth certain information regarding the beneficial and record ownership of shares of the Funds as of the Record Date, to the best of the knowledge of Nicholas-Applegate Trust, those persons whom, as of the close of business on the Record Date, owned 5% or more of the outstanding class of shares of a Fund.

U.S. Convertible Fund

Name and Address of Beneficial Owner	Share Class	Number of Shares of Class	Percentage of Outstanding Shares of Class
GRAND LODGE OF PENN CONSOLIDATED FUND ATTN MARK A HAINES 1 N BROAD ST PHILADELPHIA, PA 19107	I	690,668.756	24.32%

AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103	I	468,726.574	16.51%

WELLS FARGO BANK NA FBO PASO DEL NORTE HLTH FD-ALLIANZ PO BOX 1533 MINNEAPOLIS, MN 55480	I	330,018.201	11.62%

STATE STREET CORPORATION CUST CITY OF ROANOKE PENSION PLAN NONE 1776 HERITAGE DR NORTH QUINCY, MA 02171	I	300,058.168	10.57%

NORTHERN TRUST CO CUST FBO WINE INVESTMENTS HLDGS A C 1728901 PO BOX 92956 CHICAGO, IL 60540	I	282,328.477	9.94%

SEI PRIVATE TRUST CO C/O FROST BANK ID 390 ATTBN MUTUAL FUNDS ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS, PA 19456	I	266,132.964	9.37%

CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104	I	247,607.542	8.72%

DINGLE & CO C/O COAMERICA BANK PO BOX 75000 DETROIT, MI 48275	II	1,589,366.624	100.00%

STATE OF WYOMING ATTN: JOSEPH B MEYER 1200 W 24TH ST CHEYENNE, WY 82002	IV	13,104,420.663	98.67%

[Appendix D to Proxy Statement]

U.S. High Yield Bond Fund

Name and Address of Beneficial Owner	Share Class	Number of Shares of Class	Percentage of Outstanding Shares of Class
NATIONAL FINANCIAL SERVICES ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK, NY 10281	I	3,278,470.841	43.40%

FIDELITY INVESTMENTS INSTITUTIONAL FOR OPERATIONS CO INC AGENT NONE 100 MAGELLAN WAY KW1C COVINGTON, KY 41015	I	826,990.498	10.95%

CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104	I	627,697.400	8.31%

STATE STREET BANK & TRUST FBO BINGHAM MCCUTCHEN LLP PARTNER RE 200 NEWPORT AVE N QUINCY, MA 02171	I	518,119.067	6.86%

International Growth Opportunities Fund

Name and Address of Beneficial Owner	Share Class	Number of Shares of Class	Percentage of Outstanding Shares of Class
NATIONAL FINANCIAL SERVICES ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK, NY 10281	I	820,219.659	32.05%

101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104	I	608,213,460	23.77%

CAPINCO C/O FIRSTAR TRUST PO BOX 1787 MILWAUKEE, WI 53201	I	242,068.416	9.46%

MERCER TRUST COMPANY TTEE FBO HD SUPPLY 401 K RETIREMENT PLAN ONE INVESTORS WAY MS N-1-D NORWOOD, MA 02062	I	214,448.689	8.38%

SEI PRIVATE TRUST COMPANY C/O UNION BANK ID 797 ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	I	133,076.801	5.20%

101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104	II	409,346.814	77.54%

200 CLARENDON ST FCG 124 BOSTON, MA 02116	II	118,582.983	22.46%

PLYMOUTH COUNTY RETIREMENT ASSOCIATION 10 CORDAGE PARK CIR SUITE 23 PLYMOUTH, MA 02360	III	942,875.129	67.33%

AGI SOLUTIONS CORE ALLOCATION FUND ALLIANZ FUNDS MULTI-STRATEGY TRUST 600 W BROADWAY 34TH FL SAN DIEGO, CA 92101	III	407,514.445	29.10%

[Appendix D to Proxy Statement]

U.S. Emerging Growth Fund

Name and Address of Beneficial Owner	Share Class	Number of Shares of Class	Percentage of Outstanding Shares of Class
CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104	I	600,603.777	40.54%

AGI SOLUTIONS CORE ALLOCATION FUND ALLIANZ FUNDS MULTI-STRATEGY TRUST 600 W BROADWAY 34TH FLOOR SAN DIEGO, CA 92101	I	444,625.913	30.01%

M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER, WA 98668	I	127,034.617	8.57%

CAPINCO C/O FIRSTAR BANK EAST PO BOX 1787 MILWAUKEE, WI 53201	I	112,175.388	7.57%

MAC & CO MUTUAL FUND OPERATIONS 525 WILLIAM PENN PL PITTSBURGH, PA 15219	R	257,525.205	100.00%

U.S. Small to Mid Cap Growth Fund

Name and Address of Beneficial Owner	Share Class	Number of Shares of Class	Percentage of Outstanding Shares of Class
ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN VINH T NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH, CA 92660	I	532,673.655	93.06%

GORDON A EBANKS 39 E 19TH ST APT 4 NEW YORK, NY 10003	I	32,886.749	5.75%

U.S. Micro Cap Fund

Name and Address of Beneficial Owner	Share Class	Number of Shares of Class	Percentage of Outstanding Shares of Class
NORTHERN TRUST CO CUST LYNDE & HARRY BRADLEY FDN PO BOX 92956 CHICAGO, IL 60675	I	2,382,296.972	45.17%

CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104	I	1,468,475.115	27.85%

NATIONAL FINANCIAL SERVICES ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK, NY 10281	I	558,107.594	10.58%

[Appendix D to Proxy Statement]

U.S. Ultra Micro Cap Fund

Name and Address of Beneficial Owner	Share Class	Number of Shares of Class	Percentage of Outstanding Shares of Class
CHARLES SCHWAB & CO INC 101 MONTGOMERY STREET 11TH FLOOR SAN FRANCISCO, CA 94104	I	100,225.953	50.80%

JOHN C MCCRAW 8560 AVENIDA DE LAS ONDAS LA JOLLA, CA 92037	I	30,000.000	15.21%

LESLIE G MCCRAW JR MARY EARLE BROWN MCCRAW TRSTE TRST 100 CHAPMAN PL GREENVILLE, SC 29605	I	26,409.935	13.39%

THE VALEIRAS FAMILY TRUST HORACIO VALEIRAS TRSTE NONE 7650 EXCHANGE PL LA JOLLA, CA 92037	I	25,000.000	12.67%

MARREN/SHUSS TRUST ROBERT S MARREN TRSTE NONE PO BOX 769 RANCHO SANTA FE, CA 92067	I	10,007.474	5.07%

[Appendix D to Proxy Statement]

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS — March 19, 2010

The undersigned hereby appoints Deborah A. Wussow-Hammalian and Charles H. Field, Jr. and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of                                          (the “Fund”), on March 19, 2010 at 10:00 a.m. Pacific time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

NOTE:  Please sign exactly as your name appears on this proxy card.  All joint owners should sign.  When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, sign in the partnership name.

Signature (s) (if held jointly):

Date:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.  The Trustees recommend a vote FOR each of the Proposals.

Please vote by filling in the appropriate box below.

1.	Proposal to approve the reorganization of with and into , as described in the Proxy Statement and the Agreement and Plan of Reorganization.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.

Proposal to approve the new investment management agreement between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Institutional Funds with respect to                                         , as described in the Proxy Statement.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.

Proposal to approve the new sub-advisory agreement between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC with respect to                                         , as described in the Proxy Statement.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.